UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

Monteagle Funds

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, TN 37211

 (Address of principal executive offices)  (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Monteagle Funds

Annual Report
August 31, 2017

MONTEAGLE FUNDS

Dear Shareholders:

Enclosed is the Annual Report for the Monteagle Funds.  I encourage you to carefully review the information presented in this Annual Report as it contains valuable information about your investment.

As you will notice in reviewing the Annual Report, we continue to uncover opportunities in high quality, solid credit and attractive valuation areas.

As we reflect on this past fiscal year, we continue to see several headlines during the period that had a dramatic effect on the markets in which the Monteagle Funds invest.  Despite the volatility that these headlines have created in the day-to-day stock markets, we have often said that we view investing as a marathon, not a sprint.  As a result, we remain optimistic as we expect that the effect of some of these events will be short-lived although others may take longer to work their way through the system.  We believe that remaining disciplined with a longer-term focus will benefit patient investors.

In closing, we would like to thank you for your continued confidence and support of the Monteagle Funds.

Sincerely,

MONTEAGLE FUNDS

Paul B. Ordonio, JD

President

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2017 (UNAUDITED)

How did the Fund Perform?

The Monteagle Fixed Income Fund (the “Fund”) had negative performance for the year. For the year ended August 31, 2017, the Fund had a total return of -0.37%. For the three and six month periods ended August 31, 2017, the Fund had total returns of 0.52% and 1.35% respectively. The returns were primarily impacted by interest rates rising across the curve in an almost parallel fashion over the past year (see Table 1).

Bond performance this past year was driven by investor expectations shifting significantly from concerns over disinflation and potentially deflation at the beginning of the fiscal year, to expectations of improving growth and higher inflation in response to the election of Donald Trump. Investors were anticipating (speculating) that the new administration would effectively enact growth-oriented policies such as tax cuts, infrastructure spending and potentially reducing regulations, particularly in the banking sector. While investors have pulled back their expectations of these policies being enacted in the near-term, yields have remained at higher levels as both developed and developing countries have experienced an upswing in economic activity over the past fiscal year. This is illustrated below using manufacturing PMI data as a gauge of economic activity across regions.

NAPMPMI 58.8 For Aug Next Release 02 Oct 10:00 Survey --

ISM Manufacturing PMI SA Institute for Supply Management

NAPMPMI Index | 95) Compare | 96) Actions | 97) Edit | Line Chart

09/30/2011 - 08/31/2017 Key Events

1D 3D 1M 6M YTD 1Y 5Y Max Monthly | Table | Chart Content

Last Price
NAPMPMI Index (R1) 58.8
CPMINDX Index (L1) 51.7
MPMIEMMA Index (L1) 51.7
MPMIEZMA Index (R1) 57.4
MPMIJPMA Index (L1) 52.2
53.0
52.2
52.0
51.7
51.0
50.0
49.0
48.0
58.8
58.0
57.4
56.0
54.0
52.0
50.0
48.0
Dec 2011
Mar
Jun 2012
Sep
Dec
Mar
Jun 2013
Sep
Dec
Mar
Jun 2014
Sep
Dec
Mar
Jun 2015
Sep
Dec
Mar
Jun 2016
Sep
Dec
Mar
Jun 2017

61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852
3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2017 Bloomberg Fi
SN 476525 EDT GMT-4:00 H190-1171-3 19-Sep-2017 14:29:32

Vertical red line designates 8/31/2016. Black = US, Purple = China, Blue = Emerging Markets, Green = Eurozone, Orange = Japan. Data not available for entire time frame shown for: Eurozone, Japan and EM PMIs. Source: Bloomberg

The Fund’s benchmark index (The Barclays Capital Intermediate U.S. Government/Credit Index) had relative returns of 0.89%, 0.88%, and 2.06% for the twelve, three, and six month periods, ended August 31, 2017, respectively.

What Influenced Fund Performance?

This past fiscal year ended August 2017 saw a reversal of the slower growth and weaker inflation trends that we were experiencing through the previous fiscal year, with growth improving and inflation moving higher globally throughout the year. Initially yields rose significantly, particularly on the long end causing the curve to steepen as investors

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

expected the newly elected administration to pursue pro-growth policies and also assessed the risk of protectionist trade policies. While these expectations have not materialized and sentiment has weakened around the new administrations ability to enact pro-growth policies in the very near future, economic data across the globe had been better than expected through the end of 2016 and for most of 2017, supporting higher yields. Much of this improvement in global growth seems to have been driven by large credit injections in China throughout early 2016, combined with continued easing through asset purchases in the Eurozone and Japan.

In terms of monetary policy at home, the uptick in growth and firming of inflation over the past fiscal year gave the Federal Reserve (“the Fed”) more room to tighten monetary policy. Since August 2016, the Fed has increased its policy rate three times (December 2016, March 2017 and June 2017) to an effective upper bound rate of 1.25%. Market participants were essentially split on whether the Fed will hike once more in 2017 at the end of August 2017 based on Fed funds futures, but at the time of this writing following the September 20th, meeting the odds of the Fed increasing the policy rate in December has increased to over 60%. It was also announced at this meeting that the Fed will be reducing the re-investment of maturing Treasuries and MBS “gradually” starting in October 2017. We do not believe that the Fed unwinding their balance sheet by reducing the re-investment of maturing principal in a gradual way will be disruptive to the market. However, we do believe that if the Fed decides to sell securities outright it could cause volatility in bond markets.

The stronger economic activity experienced globally has also caused some debate amongst market participants on whether the European Central Bank will move towards a more hawkish stance by reducing asset purchases as well, further fueled by comments from Mario Draghi in June when Draghi suggested that the ECB should be “prudent” and “gradual” with monetary policy. This has caused a bit of repricing in German Bunds with yields rising in anticipation of potential tapering in the beginning of 2018. Yields in the US have also followed higher, with the correlation between Bunds and Treasuries increasing over the past year relative to correlations between Bunds and Treasuries over the past five years. With Eurozone unemployment rate falling to an 8-year low, higher inflation could accelerate the timing of when the ECB decides to remove accommodative monetary policy as well as potentially impacting the speed of tapering.

TABLE 1

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

The movement in interest rates is usually an indication of the market’s expectation for growth, and with growth, we can also expect a certain amount of inflation. Additionally, monetary policy affected by the Federal Reserve Board (through the Fed funds overnight lending rate) does have an impact on the market structure of interest rates. We can see in the table above how interest rates have moved over the past fiscal year and also how the shape of the curve has evolved quarter to quarter.

Early in the year we can see that rates across the curve moved higher, while the curve steepened as investors initially anticipated that the new administration would pursue pro-growth policies, combined with rising headline inflation due to year-over-year comparisons with oil prices. As the year progressed and the prospects of pro-growth policies being implemented in the near term faded, with inflationary pressures from higher oil prices subsiding, the long end of the curve rallied while short-term yields continued to rise on expectations for further tightening from the Fed. By the end of the year the shape of the curve was relatively unchanged, but yields across the curve were generally higher by 50bps on average. Higher yields were supported by stronger economic data within the US and globally. This impacted performance negatively for the past fiscal year, especially for bonds with longer durations.

It has become more apparent that interest rates in the major developed economies are affected by global economic growth prospects and are not limited to just the U.S. economy. Last year we noted this as well, however, this was in context of slowing global growth and global disinflationary pressures. As previously discussed, the past fiscal year saw a reversal in these trends as multiple regions experienced an upswing in economic activity. We illustrated this above showing manufacturing PMI’s across regions rise, but in real growth rates measured by Gross Domestic Product also showed broad-based increases globally in the past year.

Year over Year GDP Growth By Country	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
US	2.20%	2.00%	1.80%	1.50%	1.20%
Eurozone	2.30%	2.00%	1.90%	1.70%	1.70%
UK	1.70%	2.00%	1.90%	2.00%	1.70%
Japan	1.40%	1.50%	1.70%	1.10%	0.90%
Brazil	0.26%	-0.35%	-2.46%	-2.87%	-3.58%
Russia	2.50%	0.50%	0.30%	-0.40%	-0.50%
India	5.70%	6.10%	7.00%	7.50%	7.90%
China	6.90%	6.90%	6.80%	6.70%	6.70%
South Africa	1.10%	1.00%	0.70%	0.70%	0.30%

We can see in the above chart only India saw outright declines in growth rates over the past year, while Japan and the UK have seen their growth rates moderate somewhat in the last two quarters after picking up early in the year.

Our central bank’s dual mandate of full employment and stable prices (job creation and moderate inflation targeted at 2% on average) are factors to which the market also pays close attention. Improvement in labor statistics has positive implications for economic

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

growth and direct implications for Federal Reserve monetary policy. During the course of this past fiscal year the economy created approximately 178,500 jobs per month on average. The unemployment rate has declined from 4.9% to 4.3% and the underemployment rate1 from 9.7% to 8.6%. The recent decline in the underemployment rate is encouraging, as the low in the previous cycle leading up to 2008 was 8.4%. At an 8.6% underemployment rate, we are nearing those lows from the previous cycle. These improvements have led many to believe that our economy is very close to meeting the definition of full employment, and the focus should continue to be on inflation.

Labor Market Conditions

Diving deeper into the labor market numbers, there are still signs that the labor market is not necessarily as strong as the headline unemployment rate might suggest. Our economy continues to be impacted negatively by historically low labor participation rates. As of the end of August we had 62.9% of the available worker population in the labor force, up slightly from the 62.8% in the previous year2. Wage growth remains unimpressive at 2.5% year-over-year, also slightly higher than the 2.4% last year. The average number of weekly hours worked is also less than one would expect from an expanding economy at 34.5. The juxtaposition of weak wage growth in an environment where the unemployment rate continues to fall in this cycle suggests that the Philip’s curve may no longer be applicable, or at the very least is much “flatter” in this cycle than previous historical relationships would suggest. Historically the Fed has used the Phillips curve as their framework for forecasting inflation, but more recently a paper3 released at the Philadelphia Fed has shown that the Phillips curve may not be as useful as traditionally thought in forecasting inflation. So, some market participants and economists may be calling for higher inflation and higher yields based on historical relationships that aren’t as strong as they once were, or once thought to be.

Inflation Conditions

Another important variable that has impacted, and will continue to impact, portfolio performance is expected inflation, not just in the U.S., but globally as well. Headline inflation rose throughout the beginning of 2017 with headline CPI rising slightly above the Fed’s 2% inflation target. However, this rise in inflation was transitory since it was primarily driven by higher oil prices relative to the same period a year earlier. This is the opposite of what we saw in the previous fiscal year where lower oil prices weighed on inflation. Since the year-over-year comparisons in oil prices have moderated, headline inflation has also moderated across developed economies. The chart below shows the relationship between year-over-year changes in oil prices and headline CPI measurements in the US, Japan and Eurozone.

____________________________

1 (Total unemployed, plus all persons marginally attached to the labor force, plus total employed part time for economic reasons, as a percent of the civilian labor force plus all persons marginally attached to the labor force).

2 (The labor force participation rate is the labor force divided by the total working-age population which is typically defined as those aged 15 (or 16) and older).

3 WORKING PAPER NO. 17-26 DO PHILLIPS CURVES CONDITIONALLY HELP TO FORECAST INFLATION?, Michael Dotsey, Shigeru Fujita, Tom Stark, August 2017

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Outside of headline inflation, core CPI has also moderated from 2.3% year-over-year in August 2016 to 1.7% year-over-year in the most recent reading for August 2017. Due to the volatile nature of food and energy, core CPI is typically viewed as a better measure of the trend in underlying inflation. The Fed’s preferred measure of inflation; PCE Core has also slowed from 1.7% year-over-year in August 2016 to 1.4% year-over-year in the most recent reading for August 2017. Both measures of core inflation are trending below the Fed’s 2% target. Market based measures of inflation have also fallen in the last few months after rising sharply at the end of 2016. We can find where the market is pricing inflation by subtracting the yield on Treasury Inflation Protected Securities from the nominal yield on a regular Treasury of equal maturity to arrive at the “breakeven” premium. 5-year breakevens ended August 2017 at 1.65%, almost 40bps higher than where 5-year breakevens ended on August 2016. However this compares to a high of 2.06% that occurred in January. 10-year breakevens ended August 2017 at 1.77%, about 30bps higher than where 10-year breakevens ended on August 2016. This also compares to a high of 2.08% at the end of January. We can interpret these numbers as the average rate of inflation the market expects over the designated maturity. For example, as of August 31, 2017, the market expected inflation to average 1.65% over the next five years. The shift higher in inflation expectations likely had a negative impact on fund performance as nominal interest rates rose across the curve.

Credit conditions in the corporate bond market were favorable throughout the year, with credit spreads tightening throughout the past fiscal year. During good economic times, the risk premium over safer U.S. Treasury notes diminishes. During more uncertain economic periods, the market requires more compensation in the form of higher yields (greater risk premiums) in order to hold riskier assets. In fiscal year 2016 we saw credit fundamentals, particularly leverage metrics, deteriorate somewhat as pricing for many commodities deteriorated due to excess production and inventories. Through fiscal year 2017 companies have adjusted to these changes from an operational standpoint, and have also improved their balance sheets. The chart below shows the total leverage ratio (net debt/EBITDA) for the S&P 500 by quarter, starting in 4Q2014. We can also see that current sell-side estimates suggest that balance sheets will continue to improve over the next quarter. While the S&P 500 does not represent the entire universe of corporate issuers, it is one of the more diversified indices that we can pull this data for.

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

As was the case last year, we also believe that central bank policies in Europe and Japan have contributed to outperformance in the credit market.  Specifically central bank policies in Europe are likely having an increased impact on US credit markets ever since the ECB began purchasing corporate credits in both the investment grade and high yield sectors of the European markets. The chart below shows the divergence in yields (measured by yield to worst) between the US investment grade universe and the European investment grade universe.  As yields on European credits decrease, this makes US credits look more attractive on a relative basis.

The table that follows (Table 7) shows that corporate bonds of lower quality outperformed higher quality bonds over the past year, which was a negative for the funds overall relative performance.

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

TABLE 2

Comparative Market Sector Weights

Monteagle Fixed Income Fund

Our responses to these events have primarily been a disciplined approach to a high quality portfolio profile. We remain committed to the Fund’s strategy of holding a well-diversified portfolio of high quality bonds. We believe that the markets have rewarded our patience and prudence. However, we have made some changes over the last year.

•

During the course of the year we decreased the Fund’s market allocation to mortgage-backed securities from 16% to 13% while modestly increasing the Fund’s allocation to government securities from 28% to 34%. We also increased the Fund’s allocation to investment grade intermediate corporate bonds from 47% to 50% of the portfolio. We utilized high cash balances at the beginning of the year to purchase government and corporate bonds at higher yields after yields rose throughout the first half of the year. As can be seen from the following table, the Fund’s decision to increase the allocation to government securities and slightly increase corporate exposure, while decreasing exposure to MBS, had a mixed effect on relative performance. Performance was still positive for the Treasury and Agency sectors, but less than it would have been had the allocation been skewed more toward corporate bonds or MBS.

TABLE 3

•

Portfolio duration increased slightly over last year. As of August 31, 2017, the Fund’s portfolio duration was 3.73 years (including cash) compared to the

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

portfolio duration of 3.6 years at 2016 fiscal year end. Maturity decreased slightly from 4.3 years at 2016 fiscal year end to 4.22. When compared to the duration and weighted average maturity of 4.1 and 4.4, of the Barclays Intermediate Government/Credit index, the Fund’s portfolio is slightly shorter in both measures. We do believe that the maturity structure of the Fund’s portfolio relative to the benchmark index had a slightly positive effect on relative performance. The following chart illustrates the performance of various maturity ranges within the Barclays Intermediate Government/Credit index. As we can see, bonds in the 1-3 year maturity range outperformed those having longer maturities for the full fiscal year. We also purchased longer-dated bonds later in the year after yields rose in the first half of the year.  The portfolio’s securities (not including cash) mature in less than 10 years with the highest percentage maturing in the 3 to 5 year range (35.6%). 21.4% of the Fund’s assets mature in less than 3 years, 50.9% in 3 to 7 years, and 14.9% in 7 to 10 years.

TABLE 4

                                     Comparative Credit Quality

TABLE 5

Monteagle Fixed Income Fund

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

•

The preceding charts represent the credit quality distribution of the Fund’s securities holdings (not including cash or money market securities) at the beginning and end of this past fiscal year. For consistency of the relative analysis, in our distribution comparison above, we have only included the ratings provided by Moody’s (and not S&P, which rates U.S. government obligations AA+). The Barclays benchmark index still maintains ratings of AAA on U.S. government obligations.

•

The overall credit quality of the portfolio remained the same over the course of the year. Overall credit quality remains excellent with ratings of AA-/Aa3.

•

We would also note that at the end of this fiscal year the Fund’s portfolio contained investment grade securities rated below A3/A-. While we are restricted from investing in securities rated below A3/A- at time of purchase, we do have the discretion of holding securities rated Baa/BBB should the rating be the result of a downgrade. It is our opinion that the securities in question do not materially affect the overall credit quality of the Fund’s portfolio and do not represent significant credit risk to portfolio value. The following table specifically identifies the securities in question.

TABLE 6

•

The following table provides a summary illustration of how investment grade bonds of varying credit quality have performed over the past year. These are returns of bonds in the Barclay’s Intermediate U.S. Government/Credit index. The relative performance of credit is indicative of the risk/reward nature of these bonds. We can see that for the full year lower quality bonds had a performance advantage over those of higher quality. As such, the performance of the Monteagle Fixed Income Fund did not fully benefit from the higher returns associated with Baa and A rated bonds.

TABLE 7

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

•

For the year, trading was primarily driven by repositioning the Fund’s portfolio to reduce cash balances and increase allocations to higher quality government bonds. We also extended the maturity and duration of the fund as interest rates sold off through the first half of the fiscal year, and purchased longer-dated government securities at higher yields. As a result, the overall portfolio’s average coupon was slightly higher at the end of 2017 fiscal year at 3.04% versus 2.90%.

What is the Fund’s Strategy?

The Fund will continue to invest in high quality intermediate term fixed income securities generally between 2 and 10 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term Fund performance. We remain vigilant and will act in your best interest to preserve the Fund’s asset values.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2017 (UNAUDITED)

How did the Fund Perform?

The Monteagle Informed Investor Growth Fund (“Fund”) returned a positive 11.0% for the fiscal year ended August 31, 2017.  The S&P 500 Index (S&P), the Fund’s benchmark, returned a positive 16.2%.

What is the Fund’s Investment Approach?

The Fund invests primarily in medium capitalization stocks (median, generally around $15 billion) of well-managed, financially sound companies, offering under-valued earnings growth rate, earnings yield and earnings surprise momentum, superior return on investment capital and cash flow growth opportunities. These are companies in which management or large and informed investors - - individuals and/or funds - - are significant common stock owners or buyers, or where the company itself is repurchasing its own shares on the open market.  This investment discipline is widely recognized as The Informed Investor Strategy - - now marking its 60th year of institutional portfolio management success.

Summarizing, these companies qualify for intensive research analysis only if they meet at least one of these five first-screen qualifying selection tests:

1.

The company’s officers and directors are buying its common stock on the open market.

2.

A major outside investor (minimum 5% shares outstanding owned) has filed a Form 13-D purchase disclosure on the company’s stock.

3.

The company has announced its intent to repurchase its common stock on the open market.

4.

A significant percentage of the company’s stock is owned by family/management.

5.

The current top performing equity mutual funds and/or equity-orientated hedge funds are accumulating the company’s common stock on the open market.

The buy disciplines are matched by a series of five sell disciplines.  They are:

1.

Begin selling if a stock drops a minimum of 8% from an average-cost basis.

2.

Begin selling when a holding-high loss-limit is triggered. (Stock falls a minimum of 14% from its portfolio holding-high price.)

3.

Begin selling on preliminary, but confirmed, indications of a breakdown in a company’s financials.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

4.

Possibly selling when informed investors stock transaction signals turn bearish.

5.

Sell partial positions of a portfolio stock after an unusually day-to-day sharp price run-up.

What Influenced the Fund’s Performance?

The Monteagle Informed Investor Growth Fund (Fund) returned a negative 1.5% for the first fiscal quarter ended November 30, 2016 while the S&P 500 Index, the Fund’s benchmark, posted a return of positive 1.8%. The Fund’s investment return was influenced during its first fiscal quarter, by negative performance in three sectors: Industrials, Consumer Staples and Healthcare.

•

The Industrial sector returned a negative 8.7% for the quarter. Stocks in this sector included:  3M Company (MMM) -10.7%, Equifax (EFX) -10.5% and Smith AO (AOS)

-13.2%.

•

The Consumer Staples sector returned a negative 6.4% for the quarter.  Stocks in this sector included Constellation Brands (STZ) -6.4% and Procter and Gamble (PG) -3.6%.

•

The Healthcare sector returned a negative 13.4% for the quarter. Securities in this sector included: Abiomed (ABMD) -11.7% and UnitedHealth Group (UNH) -8.8%.

The Monteagle Informed Investor Growth Fund (Fund) returned a positive 5.9% for the second fiscal quarter ended February 28, 2017 while the S&P 500 Index, the Fund’s benchmark, posted a return of positive 8.0%. The Fund’s investment return was influenced during its second fiscal quarter ending by positive performance in two sectors: Information Technology and Financials.

•

The Information Technology sector returned a positive 12.2% for the quarter. It averaged 18.5% of total portfolio assets. Advancing stocks in the sector included:  Applied Materials (AMAT) +12.8%, Nvidia (NVDA) 16.4%, and Teradyne (TER) +17.7%.

•

The Financials sector returned a positive 11.5% for the quarter.  It averaged 20.2% of portfolio assets.  The advancing stocks in this sector included: Citizens Financial Group (CFG) +11.9%, East West Bancop (EWBC) +13.0% and SVB Financial (SIVB) +19.6%.

The Monteagle Informed Investor Growth Fund (Fund) returned a positive 9.4% for the third fiscal quarter ended May 31, 2017 while the S&P 500 Index, the Fund’s benchmark, posted a return of +2.5%. The Fund’s investment return was influenced during its fiscal quarter ending May 31, 2017, in two sectors: Information Technology and Healthcare.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

•

The Information Technology sector returned a +21.2% for the quarter. It averaged 22.0% of total portfolio assets. The following securities are duly noted:  Applied Material (AMAT) +26.7%, Arista Networks (ANET) +15.2%, Cognex (CGNX) +19.3% and Lam Research (LRCX) 30.9%

•

The Healthcare sector returned a +.13.5% for the quarter. It averaged 16.6% of total portfolio assets.  Securities in this sector included: Align Technologies (ALGN) +40.8%, and Veeva Systems (VEEV) +46.0%.

The Monteagle Informed Investor Growth Fund (Fund) returned a +1.4% for the fourth fiscal quarter ended August 31, 2017 while the S&P 500 Index, the Fund’s benchmark, had the same return of +3.0%.  The Fund’s positive investment return was influenced during the fourth quarter by three sectors: Information Technology, Industrials and Consumer Discretionary.

•

The Information Technology sector had a +5.6% return.  The following securities impacted this sector: Adboe (ADBE) +10.2%, Autohome (ATHM) -6.0%, FaceBook (FB) +14.5% and Lam Research -4.2%

•

The Industrial Sector returned a -4.9% with Deere (DE) having a negative return of 5.0%

•

Finally the Consumer Discretionary sector had a return of +1.8%.  It averaged 11.6% of total portfolio assets.  Securities impacting this sector were  Amazon (AMZN) -2.4%, Dominos Pizza (DPZ) -17.9% and Ferrari (RACE) +3.5%

Also, as of the August 31, 2017 fiscal year-end, the Fund held 46.1% in cash.  This holding was viewed as a neutral influence on performance during the fiscal year.

Finally, the Fund’s fiscal year ended with the Federal Reserve increasing rates, which was anticipated.

What is the Fund’s Strategy?

The current strategy of the Monteagle Informed Investors Growth Fund is bullish in outlook and the intention is to remain virtually fully invested in a select list of uniquely attractive growth stocks that fulfill the rigid Informed Investors growth stock criteria. Positions in cash and ETFs remain a secondary consideration, and are quite subordinate to stock selection priorities.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may

MONTEAGLE INFORMED INVESTOR GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2017 (UNAUDITED)

How did the Fund perform?

For the fiscal year ended August 31, 2017, domestic equity markets posted robust returns as global central bank activity drove financial asset prices higher. Economic activity remained disappointing as excess manufacturing capacity around the world, exacerbated by digital technologies, continued to limit pricing power and supply-side demand. Expectations were high for the Trump Administration to reduce regulations, repeal healthcare programs, and lower taxes, yet virtually no progress was made. Terrorist actions spread in frequency and location. Earnings growth, in general, was modest, resulting in higher valuations across equity capitalizations and styles.

The Monteagle Quality Growth Fund’s strategy, to invest in high-quality companies capable of generating sustainable earnings growth and positive earnings surprises, would be expected to lag during periods when stock prices rise with little regard to underlying fundamentals or valuation.  Such has been the case in the eight-plus years subsequent to the financial crisis of 2008-2009, including the most recent fiscal year.  In fact, despite a troubling backdrop, the year closed with the S&P 500 Index posting a positive return for 10 consecutive quarters. Only twice since World War II has such a winning streak occurred. With central bank liquidity dampening all volatility, investors have been trained to buy any dip in price, knowing support will be forthcoming soon.

For the fiscal year, the portfolio increased 17.2% compared with a gain of 16.2% for the S&P 500 Index.  Stock selection provided most of the outperformance, particularly investments in Aerospace & Defense and Healthcare. As valuations continue to rise, identification of stocks meeting the Fund’s investment discipline has become increasingly difficult and cash levels have increased. The drag of cash on relative returns was more than offset by an underweight position in the poorly-performing Energy sector.

Relative to the Russell 1000 Growth benchmark’s gain of 20.8%, the Fund underperformed for the fiscal year.  The majority of the relative performance resulted from cash holdings. The remainder of performance can be attributed to a conservative position in Information Technology, which the portfolio was underweight through the year.

During the fiscal year, individual holdings contributing most positively to relative returns were Paypal (technology, up 66%), UnitedHealth (healthcare, up 49%), Cigna (healthcare, up 42%), Raytheon (industrials, up 34%) and Lockheed Martin (industrials, up 29%). Individual stocks reducing performance the most were QUALCOMM (technology, down 14%), CVS Health (staples, down 15%), and Colgate-Palmolive (staples, down 1%).

For the first quarter ended November 30, 2016, the portfolio returned -0.2% compared with +1.8% for the S&P 500 and +.1% for the Russell 1000 Growth. The portfolio’s conservative stance limited gains late in the quarter following Trump’s victory in the Presidential election as investors aggressively rotated into sectors expected to benefit from reduced regulation (financials, energy) and economic acceleration (industrials). Positive stock selection nearly offset negative sector allocation overall.

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

For the second quarter ended February 29, 2017, the portfolio gained 7.4% compared with an 8.0% increase for the S&P 500 and 9.0% for the Russell 1000 Growth.  Rotation into the Information Technology sector was aggressive as investors sought exposure to autonomous driving and cloud computing. During the period, a licensing dispute between Apple and QUALCOMM resulting in a 16.2% decline for QCOM and much of the portfolio’s underperformance.  Cash holdings accounted for the remainder of the underperformance. Otherwise, sector allocation and stock selection had little net impact on performance.

For the third quarter ended May 31, 2017, the portfolio increased 5.4% compared with 2.6% for the S&P 500 and 6.2% for the Russell 1000 Growth.  Central banks were particularly active in the quarter, injecting liquidity in attempts to boost economic activity, particularly in Europe and China. As with the first half of the year, much of the underperformance relative to the Russell 1000 Growth Index resulted from cash holdings. Information Technology stocks again were performance leaders as investors further bid up winners from the second quarter. Biotechnology stocks were hurt on threatened pricing pressure in Trump tweets. Stock selection was positive, offsetting negative sector allocation beyond the impact of cash holdings.

For the fourth quarter ended August 31, 2017, the portfolio climbed 3.7% compared with 3.0% for the S&P 500 and 4.3% for the Russell 1000 Growth. Again, the Fund’s underperformance can be attributed to cash holdings and persistent gains in Information Technology, which the portfolio remained underweight. Despite overwhelming evidence to the contrary, investors held hope the Trump administration would make good on promises for tax reform and repatriation of overseas cash holdings. Biotechnology holdings benefited from several clinical trial successes.

Changes to the portfolio during the year reflect an effort to reduce or eliminate holdings reaching the upper end of our valuation expectations while retaining an emphasis on quality in newly added holdings.  All stock selection results from a bottom-up process, yet the Aerospace & Defense industry is one area expected to experience organic growth and is well-represented among purchases.  Other additions include companies with strong balance sheets, currently experiencing industry headwinds expected to be transitory.

New holdings added over the past year include Ball (materials), Ciena (information technology), Ecolab (materials), Finisar (information technology), Gap (consumer discretion), Halliburton (energy), Huntington Ingalls (industrials), Kansas City Southern (industrials), Martin Marietta Materials (materials), NXP Semiconductors (information technology), Randgold Resources (materials), Raytheon (industrials), Twitter (information technology), and Weingarten Realty (REITs).

Purchases were funded by the elimination of positions in CF Industries (materials), Concho  Resources (energy), Hanesbrands (consumer discretion), Illumina (healthcare), Generac (industrials), Monsanto (materials), Orbital ATK (industrials), Procter & Gamble (staples), Ralph Lauren (consumer discretion), Synchrony Financial (financials), Time (consumer discretion), Wells Fargo (financials), Whole Foods Markets (staples), and Yum China (consumer discretion).

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

What is the Fund’s Strategy?

The Fund will continue to focus on a diversified portfolio of high-quality companies delivering sustainable above-average growth and positive earnings surprises relative to expectations. After eight years of consistent financial market intervention, the U.S. Federal Reserve has stated an intention to steadily reduce its $4.3 trillion balance sheet while acknowledging it takes cues from market asset prices in its decision-making. The portfolio’s high quality and cash holdings should position it well to take advantage of any opportunities during the unwind process. Eventually, markets will normalize, fundamentals will matter, and the price discovery function will be relevant again. The Fund’s advisor believes the companies with strong balance sheets and cash flows will weather the normalization process well and provide rewarding investments in the aftermath.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2017 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2017, the Monteagle Select Value Fund (the “Fund”) had a return of 10.17%.  The S&P 500 Index (“S&P 500” or “Index”) had a return of 16.23% for the same period.  Despite the underperformance over one year, the Fund has outperformed the Index over the previous rolling 5-years.  The Fund’s net asset value per share as of August 31, 2017 was $12.69 versus $11.83 on August 31, 2016.  Despite the return, another capital gain distribution will be occurring as a result of continued realized gains over the last year.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Once investments are identified for purchase, the Fund will screen these investments using the evALUEator® screening software to exclude from the Fund’s investments companies that produce, promote, advertise, sponsor, or offer services related to, abortion (or abortion products), pornography, human rights, gambling, and those entertainment companies that produce or support anti-family content in film, games, print, or television.

As a subsequent layer, the Fund will employ a screen to identify companies that do not contradict Christian values.  Specifically, the screen will identify companies that involve themselves in abortion (or abortion products), pornography, human rights, entertainment and gambling.  Stocks that are identified as being involved in one or more of these areas will be avoided for purchase.  The adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

The twelve months ended August 31, 2017 included only one notable pullback in the general domestic equity market, which took place in the days preceding the US Presidential election.  Subsequent to this November fourth low, the Index increased

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

18.5% through August 31, 2017.  The US equity market has been on a general upward trend with few (and only minor) corrections.  The last 5% correction, which typically happens on average three times per year, was in the summer of 2016.  Moreover, this is the longest run without a five percent correction since the mid 1990’s.  At times over the last year, the Fund has held elevated levels of cash in anticipation of a pullback in the market.  In hindsight this has hindered performance since the market has continued to increase and reach new highs.  The Fed continues to increase short-term borrowing rates and is projecting further rate hikes (one more projection in 2017 and three increases in 2018).  Additionally, the unwinding of QE is expected to begin in 2017.  While the equity market continues to reach all-time highs, we still believe multiples are high and the general market overpriced.  While the last year’s return in excess of ten percent is attractive, the Fund’s focus on a “value style, reversion-to-the-mean” strategy has led to lagged performance compared to that of the Index over the last year.  However, longer term the Fund has performed attractively overall compared to the S&P 500 Index.

For the first quarter, the portfolio holdings of the Fund significantly outperformed the Index.  The investments of the Fund experienced a 10.25% return versus a return for the Index of 1.83%.  The cash balance of the portfolio at quarter-end was elevated at month-end with 18.1% invested in money market funds while the equities represent 81.9% of the assets.

The broad sectors of the Index that improved the most on average during the first quarter were the Financials, Energy and the Industrials sectors while the Consumer Staples, Health Care and Telecommunication Services sectors were the lowest performing within the Index.  The Index experienced a rally subsequent to the November US Presidential election results, gaining over 6% in the fourteen trading days subsequent.  The S&P pulled back slightly at the end of November, concluding the first quarter only about 0.7% off all-time highs that were recently reached.

As of the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Communications, Basic Materials and Industrial sectors.  The largest sector allocations are Consumer Discretionary, Energy and Consumer Staples.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Freeport-McMoRan Inc., Western Digital Corp. and Transocean LTD.  The Fund’s portfolio performance was most negatively affected by HCP Inc., Pitney Bowes and First Solar.  During the quarter, eleven disposals were transacted in order to make room for securities with more appreciation potential.  Some of these securities were sold after being non-performing securities that reached a maximum holding period.  While sold to realize a loss, these will aid in reducing the overall capital gains distribution to occur in December.  All of these securities were sold under the procedural “out process” as determined by the holding period for the strategy.  Ten securities were purchased within the quarter, some of which were new and a couple were averaged into existing holdings.  A higher level of cash is currently maintained with the market remaining near all-time highs.  This will allow the opportunity to invest in the case of a general market pullback.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

For the second quarter, the portfolio holdings of the Fund underperformed the Index.  The investments of the Fund experienced a 1.83% return versus a return for the Index of 8.04%.  The cash balance of the portfolio at quarter-end was approximately 5.4% invested in money market funds while the equities represent 94.65% of the assets.

The broad sectors of the Index that improved the most on average during the second quarter were the Financials, Information Technology and the Health Care sectors while the Telecommunication Services, Energy and Consumer Discretionary sectors were the lowest performing within the Index.  The Index ended February just off all-time highs after a significant post-election rally, which began in early November.

As of the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Basic Materials, Communications and Industrial sectors.  The largest sector allocations are Consumer Staples, Energy and Consumer Discretionary.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Western Digital Corp., First Solar, Inc. and Legg Mason.  The Fund’s portfolio performance was most negatively affected by Fossil Group Inc., Signet jewelers Ltd. and Michael Kors.  During the second quarter, Quality Care Properties was sold after being added to the portfolio subsequent to a spin-off from HCP Inc.  Since cash equivalents were higher as of the end of the previous quarter, there was sufficient cash to purchase seven securities within the quarter, some of which were new and a couple averaged into existing holdings.  As of the end of the second quarter, the Fund maintained a fully invested portfolio with cash equivalents of approximately 5%.

For the third quarter, the portfolio holdings of the Fund underperformed the Index.  The investments of the Fund experienced a -6.18% return versus a return for the Index of 2.57%.  Value stocks have been underperforming growth stocks (and the general market) as of late.  At third quarter-end the cash balance of the portfolio was approximately 6.5% invested in money market funds while the equities represent 93.5% of the assets.

The broad sectors of the Index that improved the most on average during the quarter were the Information Technology, Utilities and the Health Care sectors while the Energy, Financials and Real Estate sectors were the lowest performing within the Index.  The Index ended May 0.17% off its recent high after again reaching new record highs only a few trading days before.

As of the end of the third quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Technology, Communications and Industrial sectors.  The largest sector allocations are Consumer Staples, Energy and Consumer Discretionary.  To a certain degree, the sector allocation led to underperformance although some specific securities have fallen considerably and resulted in a drag on performance.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of H&R Block Inc. (which reached a 52-week high in May), Pitney Bowes, Inc. and Caterpillar, Inc. (sold in May near its 52-week high).  The Fund’s portfolio performance was most negatively affected by Fossil Group Inc., Transocean Ltd. and Mosiac Co. (which was averaged into during the quarter).

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

During the quarter, fourteen securities were sold for various reasons, including either reaching their target or experiencing a long holding period without achieving their target.  Sixteen purchases were made in the third quarter, thirteen of which were new securities in the portfolio.  As of the end of the third quarter, the Fund maintained a fully invested portfolio with cash equivalents of approximately 6.5%.

For the fourth quarter ended August 31, 2017, the portfolio holdings of the Fund outperformed the Index.  The investments of the Fund experienced a 4.59% return versus a return for the Index of 3.01%.  For the rolling five-year period ended August 31, 2017, the portfolio holdings of the Fund slightly outperformed the Index with the investments of the Fund experiencing a 14.43% annualized return versus a 14.34% annualized return for the Index.  Value stocks have been underperforming growth stocks (and the general market) for the last several years which has made resulted in a difficult year for the Fund.  According to Morningstar, the large cap value peers underperformed the Fund over the rolling five-year period with an average annualized return of 12.09%.  At fourth quarter-end the cash balance of the portfolio was approximately 5.33% invested in money market funds while the equities represent 94.67% of the assets.

The broad sectors of the Index that improved the most on average during the fourth quarter were the Health Care, Financials and the Industrials sectors while the Energy, Consumer Staples and Consumer Discretionary sectors were the lowest performing within the Index.  After reaching another all-time high in early August 2017, the Index fell over 2% in a small correction that lasted nine days.  The following nine days of the month, the Index rallied to gain almost all of the ground lost in the correction, ending August 2017 only approximately 9 points from its high.

As of the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Communications, Consumer Staples and Financial sectors.  The largest sector allocations are Health Care, Industrials, and Technology.  The Fund’s positive portfolio performance in the fourth quarter was primarily attributed to its top performing stock picks of Alexion Pharmaceuticals, Inc. (which closed the quarter near its 52-week high after climbing 45% in the quarter), Freeport-McMoRan Inc. (which was sold in early August) and Andeavor (Energy company that gained over 20% in the quarter).  The Fund’s fourth quarter performance was most negatively affected by Baker Hughes (sold during the quarter), CenturyLink Inc., and Pitney Bowes Inc. (also sold during the quarter).  During the fourth quarter, twelve securities were sold for various reasons, including either reaching their target or experiencing a long holding period without achieving their target.  Eleven purchases were made in the fourth quarter, eight of which were new securities in the portfolio.  As of August 31, 2017, the Fund maintained a fully invested portfolio with cash equivalents of 5.3%.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2017 (UNAUDITED)

How did the Fund Perform?

For the year ended August 31, 2017, the Fund reported a total return of positive 5.02 percent.  The S&P 500 Index had total returns of 16.21% for the same time period.  The Fund’s net asset value per share as of August 31, 2017 was $14.21 versus $14.41 at August 31, 2016.  The Fund paid a capital gains distribution of $0.71 in December, 2016.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies.  The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued.  The adviser will hold 40 to 50 equities.  The Fund seeks to maintain a minimum average market capitalization of $5 billion.  The current average market capitalization exceeds $56 billion.  The current price earnings ratio is 16.5 times 2018 earnings and currently yields 3.5 percent.  The S&P 500 currently trades at 21.9 times 2018 earnings and yields 1.9 percent.

Fund’s adviser also makes industry determinations based upon interest rate cycles.  Historical relationships between short-term and long-term U.S. Treasury securities impact industry weightings as easier money promotes growth in inflation while tight money favors disinflation.

As a general rule, new investments are made based on historical quantitative valuation measures that the Fund deems as undervalued.  Conversely, the positions which are sold usually reach quantitative valuation measures that the Fund deems fully or overvalued.  Decisions to reduce or sell partial holdings are based on industry over-weightings.

The Fund also makes investments for the long-term holding the positions for three to five years unless extraordinary events such as mergers, acquisitions or deterioration of the industry or company.

What influenced the Fund’s performance?

During the year ended August 31, 2017, the Fund underperformed the S&P 500 as growth companies outperformed value companies with industrials and economically sensitive issues lagged high price earnings companies that characteristically do not pay dividends.  Many of the Fund’s holdings pay higher dividends than the S&P 500.  The major market indices have more recently added growth companies into the respective index which pay lower or no dividend.

The Federal Reserve has raised interest twice during the past twelve months.  Additionally, money supply growth has fallen from 8% a year ago to the current 5% in the U.S. economy.  Companies with international revenues performed better than companies limited to U.S. only economies.  Still, the Federal Reserve has been unable to obtain the 2% targeted rate of inflation as deflationary forces continued to challenge

MONTEAGLE VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

policies in the first half of last year.  More recent data suggests that inflation could finally increase in the next eighteen months.  Economic growth in the U.S. remains anemic with GDP growth hovering around 2% as it has over the past several years.  The Federal Reserve recently announced its plans to wind down holding accumulated during the Quantitative easing programs since 2009.  The Inflation Supercycle has failed to materialize which would allow interest rates to rise, or normalize.

During the first quarter ending November 30, 2016 the Monteagle Value Fund outperformed the S&P 500 returning 6.50% versus 1.83% for the S&P 500.  During the quarter the prospects improved for the industrial and the material sectors in Fund as the market welcomed the surprising results of the Presidential Election with anticipated lower income taxes and reduced government regulation.

During the quarter the Fund sold its positions in Archer Daniels Midland, Stepan Co., Cirrus Logic, and Greif Cl A.  The Fund made new investments in CF Industries, Holly Frontier, MDC Holdings, Owens & Minor, Phillips 66 and Schweitzer Maduit.  The Fund added to positions in Macy’s, American Railcar, Eastman Chemical, and Fluor Corp.

During the second quarter ending February 28, 2017 the Monteagle Value Fund underperformed the S&P 500.  During the quarter ended February 28, 2017 the Fund returned 3.88% versus 8.03% for the S&P 500.  The Federal Reserve raised interest rates 0.25% during December 2016.  Any future interest rate increases would be data dependent going forward.

During the quarter, the U.S. dollar actually reached an intermediate high in January to begin declining versus the Euro.  Commodity prices also leveled off during the quarter.

During the quarter, the Fund sold its positions in Olin Corp., Pilgrm’s Pride, Takeda Chemical and CSX Corp.  The Fund made new investments in Eaton Corp., Newmont Mining, V.F. Corp., and Nielsen Holdings, PLC.

During the third quarter ending May 31, 2017 the Monteagle Value Fund underperformed the S&P 500 returning -1.75% versus 8.66%.  The overall market performance was propelled by the Fang stocks which include Facebook, Apple, Netflix and Google none of which can be considered value stocks.  Money supply growth decelerated to 6% from 8% from a year earlier.

The Fund underperformed the S&P 500 during the quarter as prospects industrials and material stocks were weak as domestic earnings continued to decline.  During the quarter, the Fund made no changes in its holdings.

During the August 31, 2017 quarter, the Fund underperformed the S&P 500 returning -1.76% versus 3.00%.  Over the past twelve months, the Fund underperformed the S&P 500 returning 5.02% versus 16.21%.  The stock market is up based upon the performance of growth companies dominated by a narrow group of internet based companies and health insurance companies which trade at very high price earnings ratios with negligible dividend yields.  During the quarter, the Federal Reserve did not raise interest rates.

MONTEAGLE VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

The US economy expanded an annualized 3 percent in the second quarter of 2017, well above a preliminary reading of 2.6 percent and beating market expectations of 2.7 percent. It is the strongest growth rate since the first three months of 2015, yet inflation rates remain below the targeted 2.0% set by the Federal Reserve.  The U.S. Treasury bond market has seen yields rise over the past twelve months discounting further economic growth in the coming months.  The 30 year bond yields rose from 2.4% to 2.81% over the past twelve months.  We would anticipate yields to rise significantly more when the Federal Reserve actually unwinds some of its $4.3 trillion in bonds.  Money supply growth has dropped from the 8-10% growth from ten years ago to a modest 5% presently.

The value of the U.S. dollar has surprised the financial markets by falling from $1.04 per Euro to $1.20 per Euro.  The decline in the value of dollar should lead to future inflation and higher commodity prices for the next eighteen months.  Twelve months ago the world watched the British vote to leave the European Union and the demise of the Euro currency was imminent.  Today, the Euro’s strength suggests that it may be more difficult for the United Kingdom to separate from the Europe Union as a practical matter.

During the quarter, the Fund made sold its positions in Dean Foods, Flour Corp., FIH Mobile, General Electric, Macy’s Inc., Owens & Minor, Schlumberger, Steel Partners Holdings, Exxon Mobil, American Railcar, and Cal-Maine Foods.  The Fund made new investments in Fastenal, Flowers Ind.,General Mills, and Total Fina ADR’s.

What is the Fund’s current strategy?

The Fund continues to focus on consistency in earnings in its holdings.  The Fund remains committed to economically sensitive issues including telecommunications, pharmaceuticals, materials, and industrials.  The Fund is overweight in energy, materials, telecommunications, and industrials as the economic recovery continues to sputter and recent Fed policy statements indicated they were concerned that it would be willing to accept higher inflation as it fends off deflationary forces.  The Fund is underweight financials, health, technology, consumer discretion, and consumer staples.  The fund has increased its holdings into international ADR’s believing the worldwide recovery has begun.

The Fund’s current industry weightings are as follows:

              MVRGX

             S&P5 500

Industrials

16.89%

10.14%

Energy

  8.26%

  5.69%

Materials

17.40%

  2.57%

Financials

  1.62%

14.29%

Health

  7.50%

14.71%

Technology

12.95%

22.60%

Telecom

  6.45%

  2.15%

Utilities

  0.00%

  3.28%

Consumer Discretion

 11.51%

 12.07%

Consumer Staples

3.60%

  8.51%

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2017 (UNAUDITED)

How did the Fund perform?

At our fiscal year-end August 31, 2017, The Texas Fund was up 5.63% for the one-year trailing period while the S&P 500 was up 16.23%. The fund saw terrific performance in November and December of 2016 as the small cap and energy portion of the portfolio surged.   In those two months The Texas Fund was up 11.53% while the S&P 500 was only up 5.75%. The fund lagged in year-to-date 2017 as both small caps and energy underperformed. After the big boost in late 2016 the fund maintained more of a sideways pattern. As we closed out the funds fiscal year, we were waiting to see if small caps were once again going to confirm the market action of the S&P 500.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy keeping 80% or more of the fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas.  The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector with an A, B or C.  Weightings are then applied across the A ranking and B rankings for each sector with A’s weighted more heavily than B’s.  C rankings are considered sells. Company rankings are determined by the Fund’s adviser after analyzing the financials, valuation, and growth prospects in comparison with their peers in the sector. The overall objective is to hold companies for a long term period to allow the capture of their growth within the Texas economy.

Since there are a number of small and mid-cap companies in Texas and the fund advisers do not give specific preference large caps the fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies from those considered to be value companies to those considered growth companies.

What influenced the Fund’s performance?

There was a very strong rise in the fund that appeared to be very correlated with the election in November of 2016. Management believes this is due to the thought that the new president would be able to usher in tax laws and reform that would benefit small companies as well as the energy industry. It also seemed that these policies would help turn around the low inflationary/deflationary environment in the economy which would be more beneficial to Texas companies. Basically, as we got further into the year and it became evident that legislation was very tough to push through, we saw further delays as those areas of the market settled back to where they were pre-election.

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

First Quarter (8/31/2016-11/30/16)

This quarter encompassed one of the most heated presidential elections of our time between Hillary Clinton and Donald Trump. While the news was tumultuous our trading was actually quiet. We added a few names of energy service companies as well as infrastructure companies.

This was a huge period for Energy, Basic Materials, and Financials in Texas as each of those sectors returned over 10% in November alone.

Second Quarter (12/1/16-2/28/17)

Through the first half of December the post-election trade kept rolling and energy, basic materials, and financials had solid gains. After the president took office it became apparent that the expected changes would take much longer to impact the markets and the post-election trade tapered off. Energy companies performed poorly (down approximately -3%) as oil prices were mired at lower levels. The Texas Fund’s diversification helped as Basic Materials, Industrials, and Financials all had positive gains over the period as technology companies such as Texas Instruments (TXN), Benchmark Electronics (BHE), Cognizant (CTSH) and Cirrus Logic (CRUS) carried the fund with 8-12% returns over the period. Over this three-month period The Texas fund returned 2.74% versus 8.03% for the S&P 500.

Third Quarter (3/1/17-5/31/17)

For the third quarter, The Texas Fund lost ground to the S&P 500. It was down -4.0% while the S&P 500 return a positive 2.57%. The broad market gave up on energy companies during this period. The SPDR S&P Oil & Gas Exploration and Production ETF (XOP) lost 13.73%. This was also a negative period for Texas banks and industrials. The difference between the negative return of the S&P 500 and The Texas Fund was due to the high weighting in the S&P 500 of the top technology companies. Facebook (FB), Amazon (AMZN), Netflix (NFLX), and Alphabet (GOOGL) all return between 10 and 16.6% over the three-month period. Texas technology companies also performed well over the period but did not have the same weight in the fund.

Fourth Quarter (6/1/17-8/31/17)

The fourth quarter was more volatile than the 2nd and the fund traded places with the S&P 500. Through June and July the fund outperformed the S&P 500 with a positive 4.59% for The Texas Fund versus a 2.69% for the S&P 500.  However, in August The Texas Fund lost -4.38% leaving it with only a 0.21% return for the three-month period. The S&P 500 was steady at 3.0%

Management used this quarter to take some positions in smaller companies where they saw very solid long term prospects. They added to names like Applied Optoelectronics (AAOI), Amplify Snack Brands (BETR) and Sabre Corp (SABR). They also closed out an outstanding return on Whole Foods (WFM) as it was taken over by Amazon (AMZN).

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Hurricane Harvey hit the Texas coast at Rockport on August 24th. This hurricane did tremendous damage to the coast. The shape of the local economy changed along with the coast. It delayed fuel as refineries closed for weeks. It destroyed cars and homes which will be impacting those markets for years to come. Management’s view is that this event did cause economic change for Texas and the USA. There will be more demand for commodities in the coming months and years as the area rebuilds.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities in order to take advantage of the Texas business climate and prospects for growth.  The Fund’s adviser will continue to evaluate and monitor the investment of the Fund to capture the growth in equities in the growing Texas economy.  At the current point in time, the Adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors.  Therefore, the adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy. The fund has underperformed recently, yet the sub-advisor expects that Texas companies are a good investment for long-term growth. The sub-advisor believes that investors are currently getting a very good value for average future earnings growth estimates when compared to the S&P 500 and sees no reason to change the investment approach.

It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively increase options positions when the adviser sees a need for additional downside protection.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment in Monteagle Fixed Income Fund
and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2017)
	One Year	Five Years	Ten Years
Monteagle Fixed Income Fund	-0.37%	0.71%	2.83%
Barclays Capital Intermediate U.S. Government/Credit Index	0.89%	1.47%	3.39%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund, which will not invest in certain securities comprising this index.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in Monteagle Informed Investor Growth Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2017)
	One Year	Five Years	Since Inception(a)
Monteagle Informed Investor Growth Fund	11.00%	9.04%	10.30%
S&P 500 Index	16.23%	14.34%	9.21%

(a)Represents the period from the commencement of operations (April 3, 2008) through August 31, 2017.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Informed Investor Growth Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Informed Investor Growth Fund, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment in Monteagle Quality Growth Fund, the S&P 500 Index and the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2017)
	One Year	Five Years	Ten Years
Monteagle Quality Growth Fund	17.23%	11.14%	6.72%
S&P 500 Index	16.23%	14.34%	7.60%
Russell 1000 Growth Index	20.82%	15.41%	9.39%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2017)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund	10.17%	14.43%	5.03%
S&P 500 Index	16.23%	14.34%	7.60%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund, which will not invest in certain securities comprising this index.

MONTEAGLE VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in Monteagle Value Fund, the S&P 500 Index and the Russell 2000 Value Index

Average Annual Total Return (for the periods ended August 31, 2017)
	One Year	Five Years	Ten Years
Monteagle Value Fund	5.02%	9.08%	4.33%
S&P 500 Index	16.23%	14.34%	7.60%
Russell 2000 Value Index	13.47%	12.51%	6.46%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Value Fund versus the S&P 500 Index and the Russell 2000 Value Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 2000 Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Value Fund, which will not invest in certain securities comprising these indices.

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund Class I shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2017)
	One Year	Three Year	Since Inception(a)
The Texas Fund Class I	5.63%	(3.92)%	(0.83)%
S&P 500 Index	16.23%	9.54%	12.17%

(a)Represents the period from the commencement of operations (September 17, 2013) through August 31, 2017.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund, which will not invest in certain securities comprising this index.

MONTEAGLE FIXED INCOME FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2017 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
United States Treasury Note Bond 1.75%, 05/15/2022	4.02%
United States Treasury Note Bond 1.625%, 08/15/2022	3.99%
United States Treasury Note Bond 2.125%, 08/15/2021	2.56%
Federal National Mortgage Association Pool #AB3690 4.00%, 10/01/2041	2.22%
Apple, Inc., 3.20%, 05/13/2025	2.07%
Qualcomm, Inc., 3.00%, 05/20/2022	2.07%
Federal Home Loans Mortgage Corp., 4.875%, 06/13/2018	2.06%
Westpac Banking Corp., 3.35%, 03/08/2027	2.06%
United States Treasury Note Bond 2.375%, 05/15/2027	2.05%
United States Treasury Note Bond 2.25%, 11/15/2024	2.04%
25.15%

Sector Allocation	(% of Net Assets)
Corporate Bonds	49.70%
U.S. Government and Agency Obligations	24.97%
Mortgage-Backed Securities	21.63%
Money Market Fund	3.20%
Other Assets Less Liabilities	0.50%
100.00%

MONTEAGLE INFORMED INVESTOR GROWTH FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2017 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Alibaba Group Holding Ltd.	6.56%
Align Technology, Inc.	6.30%
Tal Education Group, Inc. ADR	5.01%
Ferrari NV (Italy)	4.96%
Humana, Inc.	4.16%
Veeva Systems, Inc.	3.54%
Applied Materials, Inc.	3.03%
Autohome, Inc. ADR	2.95%
Facebook, Inc.	2.56%
UnitedHealth Group, Inc.	2.53%
41.59%

Top Ten Portfolio Industries	(% of Net Assets)
Healthcare Services	8.08%
Healthcare Products	7.90%
Services-Business Services	6.56%
Internet	5.50%
Educational Services	5.01%
Autos	4.96%
Semiconductors	4.18%
Services-Prepackaged Software	3.54%
Radio Telephone Communications	1.95%
Special Industry Machinery, NEC	1.69%
49.37%

MONTEAGLE QUALITY GROWTH FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2017 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Apple, Inc.	5.61%
Microsoft Corp.	3.61%
Visa, Inc. Class A	3.03%
Amazon.com, Inc.	2.81%
Alphabet, Inc. Class A	2.80%
UnitedHealth Group, Inc.	2.69%
Coca-Cola Co.	2.56%
Comcast Corp. Class A	2.46%
3M Co.	2.29%
Facebook, Inc.	2.09%
29.95%

Top Ten Portfolio Industries	(% of Net Assets)
Internet	10.94%
Retail	6.64%
Computers	6.04%
Biotechnology	5.31%
Aerospace & Defense	5.18%
Media	4.90%
Beverages	4.46%
Software	4.31%
Healthcare Services	4.22%
Cosmetics & Personal Care	3.83%
55.83%

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2017 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Acuity Brands, Inc.	5.48%
Legg Mason, Inc.	4.86%
Cardinal Health, Inc.	4.67%
Dollar Tree, Inc. *	4.38%
CH Robinson Worldwide, Inc.	4.36%
Johnson Controls Int'l PLC	4.36%
AutoNation, Inc. *	4.31%
Davita, Inc. *	4.25%
FirstEnergy Corp.	4.22%
Garmin Ltd. (Switzerland)	4.05%
44.94%

Top Ten Portfolio Industries	(% of Net Assets)
Retail	14.09%
Integrated Utilities	9.93%
Pharmaceuticals	7.24%
Diversified Financial Services	7.09%
Petroleum Refining	5.96%
Electric-Lighting & Wiring Equipment	5.48%
Mass Merchants	4.38%
Commercial & Residential Building Equipment	4.36%
Transportation	4.36%
Healthcare Providers	4.25%
67.14%

MONTEAGLE VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2017 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
AT&T, Inc.	3.64%
Eastman Chemical Co.	3.31%
MDC Holdings, Inc.	3.19%
Kulicke & Soffa Industries, Inc. *	3.12%
HollyFrontier Corp.	3.04%
Intel Corp.	2.90%
Merck & Co., Inc.	2.84%
CF Industries Holdings, Inc.	2.82%
Trinity Industries, Inc.	2.80%
Verizon Communications, Inc.	2.80%
30.47%

Top Ten Portfolio Industries	(% of Net Assets)
Chemicals	8.56%
Semiconductors	8.11%
Pharmaceuticals	7.49%
Telecommunications	6.44%
Oil & Gas	6.34%
Miscellaneous Manufacturing	5.43%
Forest Products & Paper	5.12%
Iron & Steel	4.12%
Electrical Component & Equipment	4.09%
Packaged Food	3.59%
59.29%

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2017 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Rush Enterprises, Inc. Class A	2.78%
Integer Holdings Corp.	2.30%
Texas Pacific Land Trust	2.03%
Celanese Corp.	1.96%
Builders Firstsource, Inc.	1.93%
Applied Optoelectronics, Inc.	1.89%
Eagle Materials, Inc.	1.83%
Lennox International, Inc.	1.76%
Waste Connections, Inc.	1.75%
Dr. Horton, Inc.	1.74%
19.99%

Top Ten Portfolio Industries	(% of Net Assets)
Oil & Gas	12.24%
Building Materials	7.68%
Retail	6.89%
Semiconductors	6.70%
Chemicals	5.09%
Banks	5.05%
Food	4.08%
Software	3.59%
Oil & Gas Services	3.38%
Environmental Control	3.33%
58.03%

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Par Value/ Shares		Fair Value

CORPORATE BONDS - 49.70% (a)

Agriculture - 1.01%
500,000	Philip Morris International, 2.50%, 08/22/2022	$ 504,304

Auto Manufacturers - 1.03%
500,000	AmericanHonda Finance Corp., 2.90%, 02/16/2024	513,742

Banks - 9.28%
500,000	Goldman Sachs Group, 5.95%, 01/18/2018	507,818
500,000	JPMorgan Chase & Co., 6.00%, 01/15/2018	507,848
500,000	JPMorgan Chase & Co., 4.35%, 08/15/2021	538,881
500,000	Manufacturers & Trader Trust, 1.45%, 03/07/2018	499,523
500,000	Northern Trust Corp., 2.375%, 08/02/2022	504,396
500,000	PNC Funding Corp., 4.375%, 08/11/2020	533,950
500,000	Wells Fargo & Co., 3.45%, 02/13/2023	515,014
1,000,000	Westpac Banking Corp., 3.35%, 03/08/2027	1,027,996
		4,635,426
Beverages - 1.62%
750,000	Anheuser-Busch InBev, 5.375%, 01/15/2020	811,087

Biotechnology - 1.04%
500,000	Gilead Sciences, Inc., 3.25%, 09/01/2022	520,794

Computers - 3.27%
1,000,000	Apple, Inc., 3.20%, 05/13/2025	1,034,293
600,000	IBM Corp., 1.25%, 02/08/2018	599,452
		1,633,745
Diversified Financial Services - 0.52%
250,000	CME Group, Inc., 3.00%, 09/15/2022	258,305

Electric - 2.69%
500,000	Duke Energy Florida LLC, 4.55%, 04/01/2020	533,105
770,000	Georgia Power Co., 4.25%, 12/01/2019	807,703
		1,340,808
Electrical Component & Equipment - 1.24%
625,000	Honeywell International, 1.85%, 11/01/2021	619,384

Engineering & Construction - 0.73%
350,000	Fluor Corp., 3.50%, 12/15/2024	362,913

(a) Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Par Value/ Shares		Fair Value

Healthcare - Products - 2.06%
750,000	Becton Dickinson & Co., 3.125%, 11/08/2021	$ 769,013
250,000	Medtronic, Inc., 3.125%, 03/15/2022	259,109
		1,028,122
Insurance - 2.59%
500,000	Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	520,842
750,000	Chubb Corp., 5.75%, 05/15/2018	772,338
		1,293,180
Machinery-Diversified - 1.59%
750,000	Deere & Co., 4.375%, 10/16/2019	792,758

Media - 1.02%
500,000	Comcast Corp., 3.00%, 02/01/2024	510,616

Metal Fabricate & Hardware - 1.01%
500,000	Precision Castparts Corp., 2.50%, 01/15/2023	505,399

Metalworking & Machinery & Equipment - 2.65%
250,000	3M Co., 2.00%, 06/26/2022	250,376
500,000	General Electric Co., 5.55%, 05/04/2020	547,617
500,000	General Electric Co., 3.15%, 09/07/2022	522,793
		1,320,786
Oil & Gas - 2.84%
250,000	BP Capital Markets, Plc, 4.75%, 03/10/2019	261,500
500,000	BP Capital Markets, Plc, 2.50%, 11/06/2022	501,784
200,000	Chevron Corp., 2.566%, 05/16/2023	202,204
200,000	Chevron Corp., 2.954%, 05/16/2026	202,200
250,000	Shell International Finance BV, 2.375%, 08/21/2022	252,365
		1,420,053
Oil & Gas Services - 1.51%
750,000	Halliburton Co., 2.00%, 08/01/2018	751,271

Pharmaceuticals - 3.05%
500,000	AstraZeneca Plc, 1.95%, 09/18/2019	500,366
500,000	GlaxoSmithKline Capital, Inc., 5.65%, 05/15/2018	514,675
500,000	Novartis Capital Corp., 2.40%, 05/17/2022	506,660
		1,521,701
Real Estate Investment Trust - 1.51%
750,000	Simon Property Group, 2.20%, 02/01/2019	755,250

Retail - 0.50%
250,000	Costco Wholesale Corp., 1.70%, 12/15/2019	250,200

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Par Value/ Shares		Fair Value

Semiconductors - 2.77%
350,000	Intel Corp., 1.35%, 12/15/2017	$ 349,986
1,000,000	Qualcomm, Inc., 3.00%, 05/20/2022	1,032,397
		1,382,383
Software - 1.01%
500,000	Oracle Corp., 2.50%, 10/15/2022	506,315

Telecommunications - 3.16%
750,000	AT&T, Inc., 5.80%, 02/15/2019	791,386
750,000	Cisco Systems, Inc., 4.95%, 02/15/2019	785,693
		1,577,079

TOTAL FOR CORPORATE BONDS (Cost $24,402,113) - 49.70%		24,815,621

MORTGAGE-BACKED SECURITIES - 21.63% (a)
Federal Home Loans Banks - 0.42%
210,000	Federal Home Loans Banks 2.375%, 03/13/2026	209,096

Federal Home Loans Mortgage Corp. - 8.27%
500,000	Federal Home Loans Mortgage Corp., 1.75%, 05/30/2019	503,490
1,000,000	Federal Home Loans Mortgage Corp., 4.875%, 06/13/2018	1,028,130
175,000	Federal Home Loans Mortgage Corp., 5.00%, 12/14/2018	182,932
175,426	Federal Home Loans Mortgage Corp., Pool #A94289 4.00%, 10/01/2040	186,049
120,644	Federal Home Loans Mortgage Corp., Pool #A947184 4.50%, 02/01/2041	130,186
230,179	Federal Home Loans Mortgage Corp., Pool #G07163 3.50%, 10/01/2042	239,775
597,716	Federal Home Loans Mortgage Corp., Pool #G07961 3.50%, 03/01/2045	622,765
544,466	Federal Home Loans Mortgage Corp., Pool #G08618 4.00%, 12/01/2044	575,609
307,052	Federal Home Loans Mortgage Corp., Pool #J19285 2.50%, 06/01/2027	313,466
268,478	Federal Home Loans Mortgage Corp., Pool #Q15767 3.00%, 02/01/2043	272,903
32,954	Federal Home Loans Mortgage Corp., Series 15L 7.00%, 07/25/2023	35,888
36,711	Federal Home Loans Mortgage Corp., Series 2841 BY 5.00%, 08/15/2019	37,161
		4,128,354
Federal National Mortgage Associations - 12.39%
500,000	Federal National Mortgage Association 1.875%, 09/18/2018	503,179
750,000	Federal National Mortgage Association 2.625%, 09/06/2024	778,324
1,000,000	Federal National Mortgage Association 2.125%, 04/24/2026	991,565
47,283	Federal National Mortgage Association 2007-40, 5.50%, 05/25/2037	52,677
289,582	Federal National Mortgage Association Pool #AL1869 3.00%, 06/01/2027	299,782
45,526	Federal National Mortgage Association Pool #545759 6.50%, 07/01/2032	52,136
24,397	Federal National Mortgage Association Pool #754289 6.00%, 11/01/2033	27,817
29,357	Federal National Mortgage Association Pool #882684 6.00%, 06/01/2036	33,096
1,043,183	Federal National Mortgage Association Pool #AB3690 4.00%, 10/01/2041	1,106,396

(a) Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Par Value/ Shares		Fair Value

Federal National Mortgage Associations - (Continued)
271,414	Federal National Mortgage Association Pool #AK3402 4.00%, 02/01/2042	$ 287,979
177,450	Federal National Mortgage Association Pool #AO0763 4.00%, 04/01/2042	189,109
169,255	Federal National Mortgage Association Pool #AB8898 3.00%, 04/01/2043	172,092
329,057	Federal National Mortgage Association Pool #AB9238 3.00%, 05/01/2043	334,738
196,807	Federal National Mortgage Association Pool #AL7729 4.00%, 06/01/2043	208,731
220,492	Federal National Mortgage Association Pool #AU1619 3.50%, 07/01/2043	228,897
678,778	Federal National Mortgage Association Pool #AU3763 3.50%, 08/01/2043	705,152
198,941	Federal National Mortgage Association Pool #AL5097 4.50%, 09/01/2043	215,662
		6,187,332
Government National Mortgage Association - 0.55%
17,237	Government National Mortgage Association Pool #648337 5.00%, 10/15/2020	17,969
44,705	Government National Mortgage Association Pool #476998 6.50%, 07/15/2029	49,171
18,739	Government National Mortgage Association Pool #676516 6.00%, 02/15/2038	21,185
39,557	Government National Mortgage Association 2012-52 PM 3.50%, 12/20/2039	41,026
148,973	Government National Mortgage Association 2012-91 HQ 2.00%, 09/20/2041	147,768
		277,119

TOTAL FOR MORTGAGE-BACKED SECURITIES (Cost $10,800,379) - 21.63%		10,801,901

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 24.97% (a)
U.S. Treasury Notes - 24.97%
250,000	United States Treasury Note 3.50%, 02/15/2018	252,662
250,000	United States Treasury Note 1.50%, 08/31/2018	250,576
250,000	United States Treasury Note 1.50%, 02/28/2019	250,703
250,000	United States Treasury Note 1.75%, 09/30/2019	252,061
250,000	United States Treasury Note 3.625%, 02/15/2020	263,613
750,000	United States Treasury Note 2.625%, 08/15/2020	775,694
500,000	United States Treasury Note 3.625%, 02/15/2021	535,332
250,000	United States Treasury Note 2.25%, 03/31/2021	256,123
1,250,000	United States Treasury Note 2.125%, 08/15/2021	1,275,390
750,000	United States Treasury Note 2.00%, 11/15/2021	761,602
250,000	United States Treasury Note 2.00%, 02/15/2022	253,721
2,000,000	United States Treasury Note 1.75%, 05/15/2022	2,005,860
250,000	United States Treasury Note 2.125%, 06/30/2022	254,717
2,000,000	United States Treasury Note 1.625%, 08/15/2022	1,992,266
250,000	United States Treasury Note 2.50%, 08/15/2023	259,346
750,000	United States Treasury Note 2.75%, 11/15/2023	789,375
1,000,000	United States Treasury Note 2.25%, 11/15/2024	1,018,984
1,000,000	United States Treasury Note 2.375%, 05/15/2027	1,021,680
		12,469,705

(a) Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Par Value/ Shares		Fair Value

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $12,406,748) - 24.97%		$ 12,469,705

MONEY MARKET FUND - 3.20%
1,598,269	Federated Government Obligations Fund - Institutional Class, 0.90% **	1,598,269

TOTAL FOR MONEY MARKET FUND (Cost $1,598,269) - 3.20%		1,598,269

TOTAL INVESTMENTS (Cost $49,207,509) - 99.50%		49,685,496

OTHER ASSETS LESS LIABILITIES - 0.50%		249,162

NET ASSETS - 100.00%		$ 49,934,658

** 7-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares		Fair Value

COMMON STOCKS - 53.93%

Application Software - 1.32%
1,000	Adobe Systems, Inc. *	$ 155,160

Autos - 4.96%
5,100	Ferrari NV (Italy)	583,899

Educational Services - 5.01%
19,400	Tal Education Group, Inc.	590,342

Electrical Component & Equipment - 1.57%
1,700	Cognex Corp.	185,249

Healthcare Products - 7.90%
2,900	Agilent Technologies, Inc.	187,688
4,200	Align Technology, Inc. *	742,308
		929,996
Healthcare Services - 8.08%
900	Cigna Corp.	163,854
1,900	Humana, Inc.	489,478
1,500	UnitedHealth Group, Inc.	298,350
		951,682
Internet - 5.50%
5,400	Autohome, Inc. ADR *	347,058
1,750	Facebook, Inc. Class A *	300,948
		648,006
Radio Telephone Communications - 1.95%
1,300	Arista Networks, Inc. *	228,995

Retail - 1.67%
3,200	Liberty Interactive Corp. *	196,992

Semiconductors - 4.18%
7,900	Applied Materials, Inc.	356,448
800	NVIDIA Corp.	135,552
		492,000
Services-Prepackaged Software - 3.54%
7,000	Veeva Systems, Inc. Class A *	416,500

Services-Business Services - 6.56%
4,500	Alibaba Group Holding Ltd. (China) *	772,830

* Non-Income producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Special Industry Machinery, NEC - 1.69%
1,200	LAM Research Corp.	$ 199,176

TOTAL FOR COMMON STOCKS (Cost $5,563,145) - 53.93%		6,350,827

MONEY MARKET FUND - 47.00%
5,534,119	Federated Government Obligations Fund - Institutional Class, 0.90% (**) (***)	5,534,119

TOTAL FOR MONEY MARKET FUND (Cost $5,534,119) - 47.00%		5,534,119

TOTAL INVESTMENTS (Cost $11,097,264) - 100.93%		11,884,946

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.93)%		(109,004)

NET ASSETS - 100.00%		$11,775,942

** 7-day yield as of August 31, 2017.

*** See Note 12.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares		Fair Value

COMMON STOCKS - 87.62%

Aerospace & Defense- 5.18%
390	Boeing Co.	$ 93,467
1,215	Lockhead Martin Corp.	371,049
1,842	Northrop Grumman Corp.	501,411
2,403	Raytheon Co.	437,370
		1,403,297
Agriculture - 0.81%
3,471	Altria Group, Inc.	220,061

Apparel - 0.44%
2,262	Nike, Inc. Class B	119,456

Banks - 0.43%
517	Goldman Sachs Group, Inc.	115,674

Beverages - 4.46%
15,233	Coca-Cola Co.	693,863
4,450	PepsiCo, Inc.	514,999
		1,208,862
Biotechnology - 5.31%
1,120	Amgen, Inc.	199,102
556	Biogen Idec, Inc. *	176,007
3,769	Celgene Corp. *	523,627
6,454	Gilead Sciences, Inc.	540,264
		1,439,000
Chemicals - 1.66%
1,019	Albermarble Corp.	118,469
2,511	Praxair, Inc.	330,297
		448,766
Commercial Services - 1.45%
6,377	PayPal Holdings, Inc. *	393,333

Communications Equipment - 0.21%
2,409	Finisar Corp. *	58,177

Computers - 6.04%
9,267	Apple, Inc.	1,519,788
800	International Business Machines Corp.	114,424
		1,634,212

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Cosmetics & Personal Care - 3.83%
5,973	Colgate-Palmolive Co.	$ 427,906
2,400	Ecolab, Inc.	319,920
2,713	The Estee Lauder Cos., Inc.	290,264
		1,038,090
Defense Primes - 0.34%
434	Huntington Ingalls Industries, Inc.	92,859

Diversified Finance Services - 3.03%
7,914	Visa, Inc. Class A	819,257

Electrical Component & Equipment - 0.74%
3,156	AMETEK, Inc.	199,617

Electronics - 3.66%
3,990	Amphenol Corp. Class A	322,951
6,699	Flir Systems, Inc.	254,562
1,997	Honeywell International, Inc.	276,125
3,544	Trimble, Inc. *	137,082
		990,720
Food - 1.73%
4,912	McCormick & Co., Inc.	467,279

Healthcare Products - 1.02%
2,895	Baxter International, Inc.	179,606
844	Edwards Lifesciences Corp. *	95,929
		275,535
Healthcare Services - 4.22%
2,274	Cigna Corp.	414,004
3,666	UnitedHealth Group, Inc.	729,167
		1,143,171
Household Products & Wares - 1.34%
2,624	Clorox Co.	363,503

Internet - 10.94%
793	Alphabet, Inc. Class A *	757,505
511	Alphabet, Inc. Class C *	479,998
775	Amazon.com, Inc. *	759,965
7,233	eBay, Inc. *	261,328
3,293	Facebook, Inc. Class A *	566,297
8,182	Twitter, Inc. *	138,358
		2,963,451

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Machinery-Construction & Mining - 0.56%
1,300	Caterpillar, Inc.	$ 152,737

Machinery-Diversified - 1.07%
1,254	Roper Industries, Inc.	289,248

Materials - 0.53%
1,401	Randgold Resources, Ltd ADR	143,589

Media - 4.90%
16,418	Comcast Corp. Class A	666,735
4,006	Dish Network Corp. Class A *	229,504
4,256	Walt Disney Co.	430,707
		1,326,946
Metal Fabricate & Hardware - 0.65%
4,406	Ball Corp.	176,196

Mining - 0.23%
287	Martin Marietta Materials, Inc.	60,841

Miscellaneous Manufacturing - 2.29%
3,034	3M Co.	619,907

Oil & Gas - 0.62%
1,303	Exxon Mobil Corp.	99,458
1,728	Halliburton Co.	67,340
		166,798
Pharmaceuticals - 3.45%
1,645	AbbVie, Inc.	123,869
4,911	Bristol-Myers Squibb Co.	297,017
3,153	Eli Lilly & Co.	256,307
1,942	Johnson & Johnson	257,063
		934,256
Retail - 6.64%
893	Costco Wholesale Corp.	139,969
1,777	CVS Caremark Corp.	137,433
6,439	Gap, Inc.	152,089
3,694	Home Depot, Inc.	553,620
400	McDonald's Corp.	63,988
4,250	TJX Cos., Inc.	307,275
5,764	Yum! Brands, Inc.	442,791
		1,797,165

* Non-Income producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Semiconductors - 1.49%
1,979	NXP Semiconductors NV Co. *	$ 223,548
3,445	Qualcomm, Inc.	180,070
		403,618
Software - 4.31%
13,084	Microsoft Corp.	978,291
3,737	Oracle Corp.	188,083
		1,166,374
Telecommunications - 0.92%
5,189	Verizon Communications, Inc.	248,916

Telephone & Telegraph Apparatus - 0.57%
7,175	Ciena Corp. *	155,052

Transportation - 2.55%
1,176	FedEx Corp.	252,111
1,196	Kansas City Southern	123,702
2,988	Union Pacific Corp.	314,636
		690,449

TOTAL FOR COMMON STOCKS (Cost $16,816,336) - 87.62%		23,726,412

REAL ESTATE INVESTMENT TRUSTS - 2.07%
854	American Tower Corp.	126,435
3,198	Weingarten Realty Investors	102,464
4,551	Welltower, Inc.	333,224
		562,123

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $441,163) - 2.07%		562,123

MONEY MARKET FUND - 10.26%
2,777,822	Federated Government Obligations Fund - Institutional Class, 0.90% **	2,777,822

TOTAL FOR MONEY MARKET FUND (Cost $2,777,822) - 10.26%		2,777,822

TOTAL INVESTMENTS (Cost $20,035,321) - 99.95%		27,066,357

OTHER ASSETS LESS LIABILITIES - 0.05%		12,889

NET ASSETS - 100.00%		$27,079,246

* Non-Income producing.

** 7-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares		Fair Value

COMMON STOCKS - 92.84%

Biotechnology - 2.67%
2,300	Alexion Pharmaceuticals, Inc. *	$ 327,543

Commercial & Residential Building Equipment - 4.36%
13,500	Johnson Controls Int'l PLC	534,465

Computers - 4.02%
3,450	International Business Machines Corp.	493,454

Consumer Electronics - 4.05%
9,650	Garmin Ltd. (Switzerland)	496,975

Diversified Financial Services - 7.09%
2,180	CME Group, Inc.	274,244
15,600	Legg Mason, Inc.	595,764
		870,008
Electric & Other Services Combined - 0.89%
1,670	WEC Energy Group, Inc.	108,917

Electric-Lighting & Wiring Equipment - 5.48%
3,800	Acuity Brands, Inc.	671,802

Healthcare Providers - 4.25%
8,900	Davita, Inc. *	521,184

Healthcare Services - 3.53%
8,265	Envision Healthcare Holdings, Inc. *	433,169

Integrated Utilities - 9.93%
26,770	AES Corp.	295,541
1,330	Entergy Corp.	105,296
15,900	FirstEnergy Corp.	518,022
6,195	Southern Co.	298,971
		1,217,830
Mass Merchants - 4.38%
6,750	Dollar Tree, Inc. *	537,570

Oil & Gas - 0.78%
2,200	ConocoPhillips	96,052

Oil & Gas Services - 2.32%
4,485	Schlumberger Ltd.	284,842

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Petroleum Refining - 5.96%
3,550	Andeavor	$ 355,532
5,513	Valero Energy Corp.	375,435
		730,967
Pharmaceuticals - 7.24%
8,500	Cardinal Health, Inc.	573,410
5,000	Express Scripts Holding Co. *	314,100
		887,510
Retail - 14.09%
11,655	AutoNation, Inc. *	528,787
430	AutoZone, Inc. *	227,229
5,375	CVS Caremark Corp.	415,703
5,200	Gap, Inc.	122,824
10,915	Kohl's Corp.	434,199
		1,728,742
Semiconductors - 4.04%
9,485	Qualcomm, Inc.	495,781

Telecommunications - 3.40%
21,125	CenturyLink, Inc.	416,585

Transportation - 4.36%
7,575	CH Robinson Worldwide, Inc.	535,022

TOTAL FOR COMMON STOCKS (Cost $11,163,425) - 92.84%		11,388,418

REAL ESTATE INVESTMENT TRUST - 1.59%
6,520	HCP, Inc.	194,361

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $225,427) - 1.59%		194,361

MONEY MARKET FUND - 5.31%
651,779	Federated Government Obligations Fund - Institutional Class, 0.90% **	651,779

TOTAL FOR MONEY MARKET FUND (Cost $651,779) - 5.31%		651,779

TOTAL INVESTMENTS (Cost $12,040,631) - 99.74%		12,234,558

OTHER ASSETS LESS LIABILITIES - 0.26%		32,156

NET ASSETS - 100.00%		$12,266,714

* Non-Income producing.

** 7-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017 (UNAUDITED)

Shares		Fair Value

COMMON STOCKS - 85.72%

Aerospace & Defense- 0.05%
400	Triumph Group, Inc.	$ 10,520

Apparel - 2.14%
7,000	VF Corp.	440,090

Auto Parts & Equipment - 1.96%
12,000	Cooper Tire & Rubber Co.	403,200

Chemicals - 8.56%
20,000	CF Industries Holdings, Inc.	579,800
7,900	Eastman Chemical Co.	680,980
18,800	Huntsman Corp.	499,516
		1,760,296
Computers - 3.30%
2,900	International Business Machines Corp.	414,787
8,400	Seagate Technology Plc.	264,852
		679,639
Distribution & Wholesale - 2.31%
79,558	Wolseley Plc. Jersey ADR	474,961

Diversified Financial Services - 1.62%
4,813	Macquarie Group, Ltd. ADR	333,060

Electrical Component & Equipment - 4.09%
5,000	Eaton Corp. Plc.	358,800
30,000	Schneider Electric SA ADR	483,000
		841,800
Forest Products & Paper - 5.12%
10,400	International Paper Co.	560,248
13,000	Schweitzer-Mauduit International, Inc.	493,090
		1,053,338
Home & Office Products Wholesalers - 1.66%
8,000	Fastenal Co.	341,360

Home Builders - 3.19%
21,000	MDC Holdings, Inc.	656,250

Integrated Oils - 1.90%
7,500	Total SA ADR	390,300

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Iron & Steel - 4.12%
23,000	Commercial Metals Co.	$ 434,470
7,500	Nucor Corp.	413,325
		847,795
Media - 1.51%
8,000	Nielsen Holdings Plc.	310,800

Mining - 1.68%
9,000	Newmont Mining Corp.	345,060

Miscellaneous Manufacturing - 5.43%
11,000	Textron, Inc.	539,990
20,000	Trinity Industries, Inc.	576,800
		1,116,790
Oil & Gas - 6.34%
20,000	HollyFrontier Corp.	626,200
12,000	Marathon Oil Corp.	133,440
6,500	Phillips 66	544,765
		1,304,405
Packaged Food - 3.59%
18,000	Flowers Foods, Inc.	312,660
8,000	General Mills, Inc.	426,080
		738,740
Pharmaceuticals - 7.49%
15,000	AstraZeneca Plc. ADR	447,450
9,147	Merck & Co., Inc.	584,127
15,000	Pfizer, Inc.	508,800
		1,540,377
Retail - 2.54%
12,500	Coach, Inc.	521,250

Semiconductors - 8.11%
17,000	Intel Corp.	596,190
33,750	Kulicke & Soffa Industries, Inc. *	642,263
8,200	Qualcomm, Inc.	428,614
		1,667,067
Telecommunications - 6.44%
20,000	AT&T, Inc.	749,200
12,000	Verizon Communications, Inc.	575,640
		1,324,840
Transportation - 2.57%
6,800	Ryder System, Inc.	527,680

TOTAL FOR COMMON STOCKS (Cost $14,183,416) - 85.72%		17,629,618

* Non-Income producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

REAL ESTATE INVESTMENT TRUST - 2.41%
17,100	Rayonier, Inc.	$ 496,071

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $447,916) - 2.41%		496,071

MONEY MARKET FUND - 11.67%
2,401,136	Federated Government Obligations Fund - Institutional Class, 0.90% **	2,401,136

TOTAL FOR MONEY MARKET FUND (Cost $2,401,136) - 11.67%		2,401,136

TOTAL INVESTMENTS (Cost $17,032,468) - 99.80%		20,526,825

OTHER ASSETS LESS LIABILITIES - 0.20%		40,558

NET ASSETS - 100.00%		$20,567,383

** 7-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2017

Shares		Fair Value

COMMON STOCKS - 98.22%

Agriculture - 0.81%
879	Alamo Group, Inc.	$ 80,657

Airlines- 2.04%
1,468	American Airlines Group, Inc.	65,678
2,625	Southwest Airlines Co.	136,867
		202,545
Apparel - 0.63%
5,279	Tailored Brands, Inc.	62,398

Auto Manufacturers - 1.54%
1,356	Toyota Motor Corp. ADR	153,201

Banks - 5.05%
1,249	Cullen/Frost Bankers, Inc.	105,166
2,536	First Financial Bankshares, Inc.	101,567
2,797	International Bancshares Corp.	100,552
2,570	LegacyTexas Financial Group, Inc.	92,494
1,374	Texas Capital Bancshares, Inc. *	102,020
		501,799
Beverages - 1.42%
1,552	Dr Pepper Snapple Group, Inc.	141,310

Building Materials - 7.68%
11,795	Builders Firstsource, Inc. *	192,023
1,874	Eagle Materials, Inc.	182,246
1,054	Lennox International, Inc.	174,679
5,100	NCI Building Systems, Inc. *	85,680
1,600	US Concrete, Inc. *	128,080
		762,708
Capital Goods - 0.71%
1,970	Quanta Services, Inc. *	70,782

Chemicals - 5.09%
2,010	Celanese Corp.	195,010
1,816	CSW Industrials, Inc. *	76,000
4,047	Kronos Worldwide, Inc.	84,704
5,795	Nexeo Solutions, Inc. *	41,550
1,412	Westlake Chemical Co.	108,597
		505,861

* Non-Income producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Commercial Services - 1.47%
1,819	Insperity, Inc.	$ 146,066

Computers - 2.75%
1,266	Cardtronics, Plc. *	32,891
1,599	Cognizant Technology Solutions Corp.	113,161
7,165	HMS Holdings Corp. *	126,964
		273,016
Consulting & Outsourcing - 0.62%
5,080	Rent-A-Center, Inc.	61,468

Consumer Packaged Goods - 1.66%
13,870	Amplify Snack Brands, Inc. (a) *	100,003
1,985	Farmer Brother Co. *	64,612
		164,615
Distribution & Wholesale - 0.75%
1,811	DXP Enterprises, Inc. *	49,060
3,047	Fossill Group, Inc. *	25,260
		74,320
Diversified Financial Services - 1.29%
567	Alliance Data Systems Corp.	127,858

Electric - 1.35%
3,930	Comfort Systems USA, Inc.	133,816

Electronics - 1.27%
3,118	National Instruments Corp.	125,936

Energy - 0.24%
2,900	Bristow Group, Inc.	23,896

Engineering & Construction - 1.13%
1,275	Fluor Corp.	49,177
1,164	Jacobs Engineering Group, Inc.	63,426
		112,603
Entertainment - 0.88%
2,632	Cinemark Holdings, Inc.	87,619

Environmental Control - 3.33%
2,610	Waste Connections, Inc.	174,061
2,038	Waste Management, Inc.	157,150
		331,211

* Non-Income producing.

(a) Security, or a portion of the security is out on loan at August 31, 2017. Total loaned securities had a fair value of $141,025 at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Food - 4.08%
1,118	Brinker International, Inc.	$ 34,904
230	Biglari Holdings, Inc. *	68,485
2,700	Chuy's Holdings, Inc. *	50,760
5,567	Darling Ingredients, Inc. *	96,866
2,922	Sysco Corp.	153,902
		404,917
Healthcare Products - 2.30%
4,968	Integer Holdings Corp. *	228,280

Healthcare Services - 1.93%
3,278	Adeptus Health, Inc. Class A *	4,589
5,540	Tenet Healthcare Corp. (a) *	95,122
1,545	US Physical Therapy, Inc.	92,545
		192,256
Home Builders - 3.27%
4,795	Dr Horton, Inc.	173,339
3,557	LGI Homes, Inc. *	151,315
		324,654
Insurance - 1.16%
344	National Western Life Group, Inc. Class A	115,037

Iron & Steel - 1.06%
5,600	Commercial Metals Co.	105,784

Lodging - 1.30%
8,200	La Quinta Holdings, Inc. *	129,560

Media - 0.50%
820	Nexstar Media Group, Inc.	49,364

Medical Instruments & Equipment - 0.57%
2,910	Luminex Corp.	56,250

Miscellaneous Manufacturing - 1.32%
1,175	AZZ, Inc.	57,457
2,540	Trinity Industries, Inc.	73,254
		130,711
Oil & Gas - 12.24%
1,056	Anadarko Petroleum Corp.	43,222
1,317	Apache Corp.	51,152

* Non-Income producing.

(a) Security, or a portion of the security is out on loan at August 31, 2017. Total loaned securities had a fair value of $141,025 at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Oil & Gas - (Continued)
3,290	Atwood Oceanics, Inc. *	$ 21,615
2,483	Cabot Oil & Gas Corp.	63,441
1,620	Carrizo Oil & Gas, Inc. Class A *	21,773
1,204	Cheniere Energy, Inc. *	51,519
860	Concho Resources, Inc. *	95,434
4,880	Denbury Resources, Inc. *	5,173
761	Diamonback Energy, Inc. *	69,091
3,000	EnLink Midstream LLC.	51,150
622	EOG Resources, Inc.	52,864
673	Exxon Mobil Corp.	51,370
1,770	HollyFrontier Corp.	55,419
5,200	Kosmos Energy Ltd. *	36,608
1,528	Marathon Oil Corp.	16,991
2,444	Matador Resources Co. *	57,630
5,114	Oasis Petroleum, Inc. *	37,332
2,049	Patterson-UTI Energy, Inc.	32,723
273	Pioneer Natural Resources Co.	35,394
2,270	Range Resources Corp.	39,407
1,994	RSP Permian, Inc. *	62,572
11,400	Southwestern Energy Co. *	62,130
500	Texas Pacific Land Trust	202,000
		1,216,010
Oil & Gas Services - 3.38%
500	Baker Hughes, Inc.	16,950
1,030	Dril-Quip, Inc. *	38,676
5,829	Flotek Industries, Inc. *	30,194
4,871	Forum Energy Technologies, Inc. *	56,504
600	Halliburton Co.	23,382
6,400	Helix Energy Solutions Group, Inc. *	40,128
1,638	National Oilwell Varco, Inc.	50,237
1,443	Oceaneering International, Inc.	32,540
750	Schlumberger Ltd.	47,633
		336,244
Petroleum Refining - 2.23%
562	Andeavor	56,284
2,800	CVR Energy, Inc.	59,976
1,550	Valero Energy Corp.	105,555
		221,815
Pipelines - 1.58%
2,444	Enbridge, Inc.	97,736
3,086	Kinder Morgan, Inc.	59,652
		157,388

* Non-Income producing.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Shares		Fair Value

Real Estate Services - 1.58%
3,600	Forestar Group, Inc. *	$ 61,920
1,800	HFF, Inc. Class A	68,634
2,760	Green Brick Partners, Inc. *	26,082
		156,636
Retail - 6.89%
2,850	Carvana Co. *	50,872
918	Dave & Busters Entertainment, Inc. *	53,666
2,710	Francesca's Holdings Corp. *	19,675
4,850	GameStop Corp. Class A	89,725
675	Group 1 Automotive, Inc.	40,513
3,400	Michaels Cos., Inc. *	76,330
6,742	Rush Enterprises, Inc. Class A *	276,355
4,135	Sally Beauty Holding, Inc. *	76,870
		684,006
Semiconductors - 6.70%
3,175	Applied Optoelectronics, Inc. *	187,706
2,598	Cirrus Logic, Inc. *	150,632
5,246	Diodes, Inc. *	147,622
420	Silicon Laboratories, Inc. *	31,878
1,782	Texas Instruments, Inc.	147,585
		665,423
Software - 3.59%
3,170	Realpage, Inc. *	136,627
5,595	Sabre Corp.	103,172
677	Tyler Technologies, Inc. *	116,986
		356,785
Telecommunications - 0.83%
2,200	AT&T, Inc.	82,412

TOTAL FOR COMMON STOCKS (Cost $9,888,565) - 98.22%		9,757,217

PUT OPTIONS PURCHASED (Premiums Paid $73,065) - 0.58% (b)		57,120

MONEY MARKET FUND - 2.02%
200,693	Federated Government Obligations Fund - Institutional Class, 0.90% (**) (***)	200,693

TOTAL FOR MONEY MARKET FUND (Cost $200,693) - 2.02%		200,693

* Non-Income producing.

** 7-day yield as of August 31, 2017.

*** A portion of this security is segregated as collateral for securities on loan at August 31, 2017.  Total collateral has a fair value of $145,403 at August 31, 2017.

(b) Please refer to the Schedule of Purchased Options for Details of Options Purchased.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2017

Fair Value

TOTAL INVESTMENTS (Cost $10,162,323) - 100.82%	$10,015,030

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.82)%	(81,277)

NET ASSETS - 100.00%	$ 9,933,753

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF PURCHASED OPTIONS

AUGUST 31, 2017

Contracts	Underlying Security	Notional Amount	Exercise Price	Expiration	Fair Value

17,000	SPDR S&P 500 ETF Trust (SPY)	$4,012,000	$236	12/15/2017	$57,120

	Total (Premiums Paid $73,065) - 0.58%				$57,120

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENT OF ASSETS & LIABILITIES

AUGUST 31, 2017

Assets:	Monteagle Fixed Income Fund	Monteagle Informed Investor Growth Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Value Fund	The Texas Fund
Investment Securities
At Cost	$ 49,207,509	$ 11,097,264	$ 20,035,321	$ 12,040,631	$ 17,032,468	$ 10,162,323
At Fair Value (Note 2) - including $0, $0, $0, $0, $0 & $141,025 of securities loaned (Note 2), respectively
	$49,685,496	$11,884,946	$ 27,066,357	$ 12,234,558	$ 20,526,825	$ 10,015,030

Cash	200	200	200	200	200	200
Receivables:
Dividends and Interest	295,760	3,367	41,053	45,201	64,173	10,102
Portfolio Securities Sold	-	234,424	-	-	-	230,214
Prepaid Expenses	1,330	642	857	626	610	752
Total Assets	49,982,786	12,123,579	27,108,467	12,280,585	20,591,808	10,256,298
Liabilities:
Payables:
Collateral on securities loaned	-	12	11	182	808	145,403
Due to Adviser	40,842	11,897	27,056	12,194	21,068	12,188
Chief Compliance Officer Fees	2,811	952	1,558	896	1,331	859
Trustee Fees	592	592	596	599	218	619
Portfolio Securities Purchased	-	328,684	-	-	-	163,476
Shareholder Redemptions	1,000	5,500	-	-	1,000	-
Distributions Payable	2,774	-	-	-	-	-
Miscellaneous Fees	109	-	-	-	-	-
Total Liabilities	48,128	347,637	29,221	13,871	24,425	322,545
Net Assets	$ 49,934,658	$ 11,775,942	$ 27,079,246	$ 12,266,714	$ 20,567,383	$ 9,933,753

Net Assets Consist of:
Paid In Capital	$ 49,582,285	$ 10,224,781	$ 17,937,707	$ 11,613,940	$ 17,848,871	$ 11,172,403
Accumulated Undistributed Net Investment Income (Loss)	3,024	(54,396)	32,268	162,369	54,525	(17,623)
Accumulated Undistributed Realized Gain (Loss) on Investments	(128,638)	817,875	2,078,235	296,478	(830,370)	(1,073,734)
Unrealized Appreciation (Depreciation) in Value of Investments	477,987	787,682	7,031,036	193,927	3,494,357	(147,293)
Net Assets	$ 49,934,658	$ 11,775,942	$ 27,079,246	$ 12,266,714	$ 20,567,383	$ 9,933,753

Class I Shares
Net Assets	$ 49,934,658	$ 11,775,942	$ 27,079,246	$ 12,266,714	$ 20,567,383	$ 9,933,753
Shares of beneficial interest outstanding (1)	4,781,523	1,045,934	1,878,879	966,751	1,447,700	1,058,914
Net asset value, offering and redemption price per share	$ 10.44	$ 11.26	$ 14.41	$ 12.69	$ 14.21	$ 9.38

(1) Unlimited number of shares of beneficial interest with no par value, authorized.
The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2017

	Monteagle Fixed Income Fund	Monteagle Informed Investor Growth Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Value Fund	The Texas Fund
Investment Income:
Dividends (net of $0, $0, $0, $0, $2,230, and $403 of foreign tax withheld)	$ -	$ 76,452	$ 406,472	$ 370,322	$ 619,849	$ 133,771
Interest	1,091,973	11,163	9,193	6,633	4,065	838
Securities Lending	-	5,489	-	1,954	17,250	4,009
Total Investment Income	1,091,973	93,104	415,665	378,909	641,164	138,618

Expenses:
Advisory Fees	489,223	136,241	300,833	140,758	253,340	146,749
Chief Compliance Officer Fees	32,525	11,446	18,675	11,575	16,595	10,786
Trustee Fees	6,827	6,828	6,832	6,835	6,453	6,854
Legal Fees	2,620	2,620	2,620	2,620	3,955	2,620
ICI Membership Fees	1,927	557	989	525	496	775
Miscellaneous Fees	821	197	387	225	296	267
Total Expenses	533,943	157,889	330,336	162,538	281,135	168,051

Net Investment Income (Loss)	558,030	(64,785)	85,329	216,371	360,029	(29,433)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net Realized Gain (Loss) from Investments	(523)	911,687	2,094,683	566,224	223,770	406,232
Net Realized Loss from Options Purchased	-	-	-	-	-	(62,014)
Net Change in Unrealized Appreciation (Depreciation) on Options	-	-	-	-	-	(15,945)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(741,288)	334,398	1,844,947	308,144	462,187	247,024

Net Realized and Unrealized Gain (Loss) on Investments	(741,811)	1,246,085	3,939,630	874,368	685,957	575,297

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (183,781)	$ 1,181,300	$ 4,024,959	$ 1,090,739	$ 1,045,986	$ 545,864

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 558,030	$ 571,208
Net Realized Gain (Loss) on Investment Transactions	(523)	132,483
Net Change in Unrealized Appreciation (Depreciation) on Investments	(741,288)	1,086,338
Net Increase (Decrease) in Net Assets Resulting from Operations	(183,781)	1,790,029

Distributions to Shareholders from:
Net Investment Income:
Class I	(634,433)	(647,559)
Net Change in Net Assets from Distributions	(634,433)	(647,559)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	2,931,642	1,615,881
Shares Issued on Reinvestment of Dividends
Class I	604,423	628,695
Cost of Shares Redeemed:
Class I	(5,020,220)	(1,000,966)
Net Increase (Decrease) from Shareholder Activity	(1,484,155)	1,243,610

Net Assets:
Net Increase (Decrease) in Net Assets	(2,302,369)	2,386,080
Beginning of Year	52,237,027	49,850,947
End of Year (Including Accumulated Undistributed Net
Investment Income of $3,024 and $2,563, respectively)	$49,934,658	$52,237,027

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (64,785)	$ (29,214)
Net Realized Gain on Investment Transactions	911,687	603,684
Net Change in Unrealized Appreciation on Investments	334,398	213,167
Net Increase in Net Assets Resulting from Operations	1,181,300	787,637

Distributions to Shareholders from:
Realized Gains:
Class I	(482,610)	(975,365)
Net Change in Net Assets from Distributions	(482,610)	(975,365)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	90,169	176,893
Shares Issued on Reinvestment of Dividends
Class I	24,367	75,161
Cost of Shares Redeemed:
Class I	(578,506)	(498,457)
Net Decrease from Shareholder Activity	(463,970)	(246,403)

Net Assets:
Net Decrease in Net Assets	234,720	(434,131)
Beginning of Year	11,541,222	11,975,353
End of Period (Including Accumulated Net Investment
Loss of $(54,396) and $(6,364), respectively)	$11,775,942	$11,541,222

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 85,329	$ 87,276
Net Realized Gain on Investment Transactions	2,094,683	1,959,572
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,844,947	(277,830)
Net Increase in Net Assets Resulting from Operations	4,024,959	1,769,018

Distributions to Shareholders from:
Net Investment Income:
Class I	(91,724)	(102,638)
Realized Gains:
Class I	(1,664,115)	(1,580,560)
Net Change in Net Assets from Distributions	(1,755,839)	(1,683,198)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	120,027	163,931
Shares Issued on Reinvestment of Dividends
Class I	109,834	106,311
Cost of Shares Redeemed:
Class I	(200,960)	(337,662)
Net Increase (Decrease) from Shareholder Activity	28,901	(67,420)

Net Assets:
Net Increase in Net Assets	2,298,021	18,400
Beginning of Year	24,781,225	24,762,825
End of Year (Including Accumulated Undistributed Net
Investment Income of $32,268 and $35,754, respectively)	$27,079,246	$24,781,225

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2017	8/31/2016
Increase in Net Assets From Operations:
Net Investment Income	$ 216,371	$ 92,579
Net Realized Gain on Investment Transactions	566,224	75,018
Net Change in Unrealized Appreciation on Investments	308,144	129,108
Net Increase in Net Assets Resulting from Operations	1,090,739	296,705

Distributions to Shareholders from:
Net Investment Income:
Class I	(63,131)	(113,401)
Realized Gains:
Class I	(255,748)	(3,404,267)
Net Change in Net Assets from Distributions	(318,879)	(3,517,668)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	1,465,448	2,027,114
Shares Issued on Reinvestment of Dividends
Class I	276,102	3,430,579
Cost of Shares Redeemed:
Class I	(565,009)	(5,607,796)
Net Increase (Decrease) from Shareholder Activity	1,176,541	(150,103)

Net Assets:
Net Increase (Decrease) in Net Assets	1,948,401	(3,371,066)
Beginning of Year	10,318,313	13,689,379
End of Year (Including Accumulated Undistributed Net
Investment Income of $162,369 and $760, respectively)	$12,266,714	$10,318,313

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 360,029	$ 283,054
Net Realized Gain (Loss) on Investment Transactions	223,770	(51,614)
Net Change in Unrealized Appreciation on Investments	462,187	2,670,664
Net Increase in Net Assets Resulting from Operations	1,045,986	2,902,104

Distributions to Shareholders from:
Net Investment Income:
Class I	(345,933)	(276,102)
Realized Gains:
Class I	(1,008,633)	(1,138,794)
Net Change in Net Assets from Distributions	(1,354,566)	(1,414,896)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	1,195,109	698,123
Shares Issued on Reinvestment of Dividends
Class I	6,184	6,045
Cost of Shares Redeemed:
Class I	(137,945)	(381,403)
Net Increase from Shareholder Activity	1,063,348	322,765

Net Assets:
Net Increase in Net Assets	754,768	1,809,973
Beginning of Year	19,812,615	18,002,642
End of Year (Including Accumulated Undistributed Net
Investment Income of $54,525 and $40,429, respectively)	$ 20,567,383	$ 19,812,615

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2017	8/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (29,433)	$ (35,657)
Net Realized Gain (Loss) on Investment and Options Transactions	344,218	(314,546)
Net Change in Unrealized Appreciation on Investments and Options	231,079	176,686
Net Increase (Decrease) in Net Assets Resulting from Operations	545,864	(173,517)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class I	1,922,699	1,035,366
Class C	-	-
Cost of Shares Redeemed:
Class I	(2,026,502)	(2,385,446)
Class C	-	(18,824)
Net Increase (Decrease) from Shareholder Activity	(103,803)	(1,368,904)

Net Assets:
Net Increase (Decrease) in Net Assets	442,061	(1,542,421)
Beginning of Period	9,491,692	11,034,113
End of Period (Including Accumulated Net Investment
Loss of $(17,623) and $(14,054), respectively)	$ 9,933,753	$ 9,491,692

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Fiscal Years Ended
Class I Shares	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 10.61	$ 10.38	$ 10.44	$ 10.25	$ 10.80

Income From Investment Operations:
Net Investment Income	0.13*	0.13	0.14	0.14	0.19
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.17)	0.23	(0.06)	0.19	(0.55)
Total from Investment Operations	(0.04)	0.36	0.08	0.33	(0.36)

Distributions:
From Net Investment Income	(0.13)	(0.13)	(0.14)	(0.14)	(0.19)
Total from Distributions	(0.13)	(0.13)	(0.14)	(0.14)	(0.19)

Net Asset Value, at End of Year	$ 10.44	$ 10.61	$ 10.38	$ 10.44	$ 10.25

Total Return **	(0.37)%	3.51%	0.72%	3.23%	(3.41)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 49,935	$ 52,237	$ 49,851	$ 42,601	$ 39,387
Ratio of Expenses to Average Net Assets	1.05%	1.07%	1.05%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.12%	1.23%	1.32%	1.68%
Portfolio Turnover	9%	12%	15%	13%	22%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Fiscal Years Ended
Class I Shares	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 10.59	$ 10.74	$ 12.90	$ 11.75	$ 11.71

Income From Investment Operations:
Net Investment Loss	(0.06)*	(0.03)	(0.11)	(0.08)	(0.07)
Net Gain on Securities (Realized and Unrealized)	1.18	0.76	0.02	2.20	1.00
Total from Investment Operations	1.12	0.73	(0.09)	2.12	0.93

Distributions:
From Net Realized Gain	(0.45)	(0.88)	(2.07)	(0.97)	(0.89)
Total from Distributions	(0.45)	(0.88)	(2.07)	(0.97)	(0.89)

Net Asset Value, at End of Period	$ 11.26	$ 10.59	$ 10.74	$ 12.90	$ 11.75

Total Return **	11.00%	7.11%	0.24%	18.65%	9.03%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,776	$ 11,541	$ 11,975	$ 14,262	$ 13,305
Ratio of Expenses to Average Net Assets (a)	1.39%	1.42%	1.37%	1.35%	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)	(0.57%)	(0.25%)	(0.99%)	(0.66%)	(0.59%)
Portfolio Turnover	610%	601%	428%	290%	641%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(b) Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Fiscal Years Ended
Class I Shares	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 13.21	$ 13.16	$ 12.99	$ 10.65	$ 9.95

Income From Investment Operations:
Net Investment Income	0.05*	0.04	0.05	-***	0.04
Net Gain on Securities (Realized and Unrealized)	2.09	0.90	0.26	2.35	0.72
Total from Investment Operations	2.14	0.94	0.31	2.35	0.76

Distributions:
From Net Investment Income	(0.05)	(0.05)	(0.02)	(0.01)	(0.06)
From Net Realized Gain	(0.89)	(0.84)	(0.12)	-	-
Total from Distributions	(0.94)	(0.89)	(0.14)	(0.01)	(0.06)

Net Asset Value, at End of Year	$ 14.41	$ 13.21	$ 13.16	$ 12.99	$ 10.65

Total Return **	17.23%	7.52%	2.43%	22.05%	7.62%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 27,079	$ 24,781	$ 24,763	$ 24,057	$ 25,553
Ratio of Expenses to Average Net Assets	1.32%	1.34%	1.31%	1.31%	1.30%
Ratio of Net Investment Income to Average Net Assets	0.34%	0.36%	0.36%	0.03%	0.34%
Portfolio Turnover	31%	34%	25%	27%	50%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** The amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Fiscal Years Ended
Class I Shares	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 11.83	$ 15.86	$ 18.66	$ 15.07	$ 10.95

Income From Investment Operations:
Net Investment Income	0.23*	0.09	0.15	0.15	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	0.98	0.22	(0.87)	3.90	4.13
Total from Investment Operations	1.21	0.31	(0.72)	4.05	4.27

Distributions:
From Net Investment Income	(0.07)	(0.13)	(0.15)	(0.13)	(0.15)
From Net Realized Gain	(0.28)	(4.21)	(1.93)	(0.33)	-
Total from Distributions	(0.35)	(4.34)	(2.08)	(0.46)	(0.15)

Net Asset Value, at End of Year	$ 12.69	$ 11.83	$ 15.86	$ 18.66	$ 15.07

Total Return **	10.17%	4.75%	(4.10)%	27.29%	39.26%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 12,267	$ 10,318	$ 13,689	$ 16,314	$ 14,339
Ratio of Expenses to Average Net Assets	1.39%	1.43%	1.35%	1.35%	1.37%
Ratio of Net Investment Income to Average Net Assets	1.84%	0.87%	0.87%	0.86%	1.06%
Portfolio Turnover	127%	25%	62%	29%	36%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

		Fiscal Years Ended
Class I Shares	8/31/2017	8/31/2016	8/31/2015	8/31/2014	8/31/2013

Net Asset Value, at Beginning of Year	$ 14.41	$ 13.36	$ 18.60	$ 15.17	$ 13.31

Income From Investment Operations:
Net Investment Income	0.25*	0.20	0.20	0.22	0.17
Net Gain on Securities (Realized and Unrealized)	0.51	1.90	(2.68)	3.40	2.20
Total from Investment Operations	0.76	2.10	(2.48)	3.62	2.37

Distributions:
From Net Investment Income	(0.25)	(0.20)	(0.23)	(0.19)	(0.18)
From Net Realized Gain	(0.71)	(0.85)	(2.53)	-	(0.33)
Total from Distributions	(0.96)	(1.05)	(2.76)	(0.19)	(0.51)

Net Asset Value, at End of Year	$ 14.21	$ 14.41	$ 13.36	$ 18.60	$ 15.17

Total Return **	5.02%	17.05%	(14.33)%	23.94%	18.32%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 20,567	$ 19,813	$ 18,003	$ 20,864	$ 16,210
Ratio of Expenses to Average Net Assets	1.33%	1.37%	1.33%	1.34%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.57%	1.26%	1.30%	1.22%
Portfolio Turnover	30%	40%	15%	37%	13%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

				Period
	Fiscal Years Ended			Ended (c)
Class I Shares	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Period	$ 8.88	$ 8.92	$ 10.91	$ 10.00

Income From Investment Operations:
Net Investment Loss	(0.03)*	(0.03)	(0.03)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.53	(0.01)	(1.65)	0.94
Total from Investment Operations	0.50	(0.04)	(1.68)	0.91

Distributions:
From Net Investment Income	-	-	-	-
From Net Realized Gain	-	-	(0.31)	-
Total from Distributions	-	-	(0.31)	-

Net Asset Value, at End of Period	$ 9.38	$ 8.88	$ 8.92	$ 10.91

Total Return **	5.63%	(0.45)%	(15.53)%	9.10% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,934	$ 9,492	$ 11,014	$ 11,995
Ratio of Expenses to Average Net Assets	1.66%	1.71%	1.60%	1.64% (a)
Ratio of Net Investment Loss to Average Net Assets	(0.29%)	(0.37)%	(0.33)%	(0.41)% (a)
Portfolio Turnover	40%	48%	59%	38% (b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized

(b) Not annualized

(c) Represents the period from the initial public offering (September 17, 2013) through August 31, 2014.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2017

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund

Monteagle Informed Investor Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

Monteagle Value Fund

The Texas Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”), Monteagle Value Fund (“Value Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The Monteagle Informed Investor Growth Fund (“Informed Investor Growth Fund”) is a non-diversified series of Monteagle Funds. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund and Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation.

The Funds are authorized to offer one class of shares, Class I.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks and exchange-traded funds, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

(normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, are valued using an independent pricing service that considers market observable data such as reported sales of the same or similar securities, broker quotes, yields, bids, offers, and other reference data. These securities are categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•

Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs

•

Level 3 – significant unobservable inputs

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2017:

Fixed Income Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government and Agency Obligations	$-	$12,469,705	$12,469,705
Corporate Bonds (b)	-	24,815,621	24,815,621
Mortgage-Backed Securities	-	10,801,901	10,801,901
Money Market Fund	1,598,269	-	1,598,269
Totals	$1,598,269	$48,087,227	$49,685,496

Informed Investor Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$6,350,827	$-	$6,350,827
Money Market Fund	5,534,119	-	5,534,119
Totals	$11,884,946	$-	$11,884,946

Quality Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$23,726,412	$-	$23,726,412
Real Estate Investment Trusts	562,123	-	562,123
Money Market Fund	2,777,822	-	2,777,822
Totals	$27,066,357	$-	$27,066,357

(a)

As of and during the year ended August 31, 2017, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.
Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$11,388,418	$-	$11,388,418
Real Estate Investment Trust	194,361	-	194,361
Money Market Fund	651,779	-	651,779
Totals	$12,234,558	$-	$12,234,558

Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$17,629,618	$-	$17,629,618
Real Estate Investment Trust	496,071	-	496,071
Money Market Fund	2,401,136	-	2,401,136
Totals	$20,526,825	$-	$20,526,825

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$9,757,217	$-	$9,757,217
Put Options	57,120	-	57,120
Money Market Fund	200,693	-	200,693
Totals	$10,015,030	$-	$10,015,030

(a)

As of and during the year ended August 31, 2017, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period. There were no transfers into and out of any Level during the year ended August 31, 2017.

Options transactions — The Texas Fund (the “Fund”) may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Fund may purchase call options on debt securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

At August 31, 2017, the Texas Fund had a put option outstanding with a market value of $57,120, and premiums paid of $73,065.  The amounts are included in the Statements of Assets and Liabilities as Investment Securities at Cost, and at Fair Value.

The effect of derivative instruments on the Statements of Operations during the year ended August 31, 2017 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized gain (loss) on Derivatives recognized in income
Texas Fund	Call options purchased	Net realized loss from call options purchased	$(62,014)
Texas Fund	Put options purchased	Net Change in Unrealized Appreciation (Depreciation) on Investments	$(15,945)

For the year ended August 31, 2017, the Texas Fund purchased 935 call option contracts and 445 put option contracts.  For the year ended August 31, 2017 the Texas Fund wrote 37 call option contracts. The number of purchased contracts is representative of the volume of activity for these derivative types during the period.

Security Loans — The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. The remaining contractual maturity of all securities lending transactions are overnight and continuous. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

The following table presents financial instruments that are subject to enforceable netting arrangements as of August 31, 2017:

Assets:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Texas Fund	Securities Loaned	$141,025	-	$141,025	-	$141,025	-

The Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, and Value Fund did not have any securities loaned at August 31, 2017.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended August 31, 2017, and for the year ended August 31, 2016 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2017	2016	2017	2016
Fixed Income Fund	$643,433	$647,559	$-	$-
Informed Investor Growth Fund	282,468	826,557	200,142	148,808
Quality Growth Fund	151,502	102,638	1,604,337	1,580,560
Select Value Fund	122,231	113,401	196,648	3,404,267
Value Fund	345,933	273,437	1,008,633	1,141,459
Texas Fund	-	-	-	-

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund	Select Value Fund	Value Fund	Texas Fund
Up to and including $10 million	0.965%	1.200%	1.200%	1.200%	1.200%	1.450%
From $10 million up to and including $25 million	0.965%	1.200%	1.200%	1.200%	1.200%	1.350%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%	1.250%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%	1.100%
Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%	0.950%

Under the terms of the Funds’ advisory agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses, including legal expenses relating to lawsuits.

Shareholders of each Fund approved a new management agreement between the Trust and the Advisor, and new sub-advisory agreements for each of the Funds on May 2, 2017 due to a change in control of the Adviser.  The new agreements were subject to the same terms as the prior agreements.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

For the year ended August 31, 2017, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2017
Fixed Income Fund	$489,223	$40,842
Informed Investor Growth Fund	136,241	11,897
Quality Growth Fund	300,833	27,056
Select Value Fund	140,758	12,194
Value Fund	253,340	21,068
Texas Fund	146,749	12,188

An officer of Nashville Capital is also an officer of the Trust.

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Informed Investor Growth Fund — Nashville Capital has retained T.H. Fitzgerald & Co. (“T.H. Fitzgerald”) to serve as the sub-adviser to Informed Investor Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Quality Growth Fund — Nashville Capital has retained Garcia Hamilton & Associates (“GHA”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets from September 1, 2016 through August 31, 2017.  As of September 1, 2017, H&R will serve as the sub-adviser to the Quality Growth Fund, and as of September 1, 2017, GHA will no longer serve as the sub-adviser to the Quality Growth Fund.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Value Fund — Nashville Capital has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

Texas Fund — Nashville Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Nashville

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Pursuant to an Investment Company Services Agreement between the Trust and M3Sixty Administration, LLC (“M3Sixty”), M3Sixty provided administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds through December 2, 2016. M3Sixty received fees for these services, which were paid by the Adviser (not the Funds).

Effective December 5, 2016, Mutual Shareholder Services, LLC (“MSS”) began to provide fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Distribution Agreement

Effective December 6th, 2016, Arbor Court Capital began to serve as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Pursuant to the terms of a Distribution Agreement with the Trust, Matrix Capital Group, Inc. (the “Distributor”) served as the Funds’ principal underwriter until December 5, 2016.  Matrix Capital Group, Inc. did not receive compensation for such services.

The Texas Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Texas Fund’s Class C shares, or for other expenses associated with distributing the Texas Fund’s Class C shares. The Texas Fund may expend up to 1.00% for Class C shares of the Texas Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Texas Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. During the year ended August 31, 2016, the Texas Fund incurred $170 of 12b-1 fees. The Distribution Agreement was terminated effective July 29, 2016.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays $5,000 with the remaining $69,000 allocated to the Funds based on aggregate average daily net assets.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

4. SECURITIES TRANSACTIONS

During the year ended August 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$3,650,090	$4,380,063
Informed Investor Growth Fund	54,348,292	55,980,787
Quality Growth Fund	7,200,354	10,414,736
Select Value Fund	14,700,266	13,434,071
Value Fund	6,108,746	7,596,989
Texas Fund	3,933,703	4,182,408

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $2,549,572 and $0, respectively. There were no purchases or sales of U.S. government securities made by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund or Texas Fund.

5. TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2017, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings
Fixed Income Fund	$477,987	$3,024	$-	$(70,143)	$-	$(58,495)	$352,373
Informed Investor Growth Fund	773,769	769,553	62,235	-	(54,396)	-	1,551,161
Quality Growth Fund	7,009,309	64,341	2,067,889	-	-	-	9,141,539
Select Value Fund	190,527	659,949	-	-	-	(197,702)	652,774
Value Fund	3,494,357	54,525	-	-	-	(830,370)	2,718,512
Texas Fund	(170,418)	-	-	(1,050,609)	(17,623)	-	(1,238,650)

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income (loss) and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, reclassifications of paydown losses, net operating loss, REIT reclassifications, expiration of capital loss carryforwards, and certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of August 31, 2017, the Funds’ most recent fiscal year end, the Funds elected to defer net capital losses and ordinary losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Fixed Income Fund	$58,495	$-	$-	$-
Informed Investor Growth Fund	-	-	54,396	-
Quality Growth Fund	-	-	-	-
Select Value Fund	197,702	-	-	-
Value Fund	830,370	-	-	-
Texas Fund	-	-	17,623	-

As of August 31, 2017, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Fund	2017	2018	Non-Expiring Long-Term	Non-Expiring Short-Term	Total	Utilized
Fixed Income Fund	$-	$22,521	$11,308	$36,314	$70,143	$-
Informed Investor Growth Fund	-	-	-	-	-	-
Quality Growth Fund	-	-	-	-	-	-
Select Value Fund	-	-	-	-	-	-
Value Fund	-	-	-	-	-	-
Texas Fund	-	-	411,728	638,881	1,050,609	31,905

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses. There were no post-

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

enactment capital losses incurred by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Value Fund during the year ended August 31, 2017.

For the year ended August 31, 2017 the Fixed Income Fund had capital loss carryforwards of $180,638 expire.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2017:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$49,207,509	$540,114	$(62,127)	$477,987
Informed Investor Growth Fund	11,111,177	797,289	(23,520)	773,769
Quality Growth Fund	20,057,048	7,320,073	(310,764)	7,009,309
Select Value Fund	12,044,031	631,870	(441,343)	190,527
Value Fund	17,032,467	3,560,175	(65,818)	3,494,357
Texas Fund	10,185,448	1,323,691	(1,494,109)	(170,418)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Texas Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Fund	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses from Security Transactions
Fixed Income Fund	$ (180,638)	$ 76,864	$ 103,774
Informed Investor Growth Fund	-	16,753	(16,753)
Quality Growth Fund	-	2,909	(2,909)
Select Value Fund	(1)	8,369	(8,368)
Value Fund	-	-	-
The Texas Fund	(25,864)	25,864	-

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2017, the Funds did not incur any interest or

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2014.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2017, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

Fund	Shareholder	Percent Owned as of August 31, 2017
Fixed Income Fund	Mitra & Co.	95%
Informed Investor Growth Fund	Maril & Co.	96%
Quality Growth Fund	Maril & Co.	93%
Select Value Fund	Charles Schwab & Co.	74%
Value Fund	Maril & Co.	99%
Texas Fund	NFS, LLC	77%

7. CAPITAL SHARE TRANSACTIONS

	Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2017
Class I
Shares	282,830	(482,630)	57,999	4,781,523
Value	$2,931,642	$(5,020,220)	$603,377

For the fiscal year ended:
August 31, 2016
Class I
Shares	155,135	(95,383)	59,813	4,923,324
Value	$1,615,881	$(1,000,966)	$628,695

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

	Informed Investor Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2017
Class I
Shares	8,711	(54,692)	2,377	1,045,934
Value	$90,169	$(578,506)	$24,367

For the fiscal year ended:
August 31, 2016
Class I
Shares	17,322	(49,764)	7,405	1,089,538
Value	$176,893	$(498,457)	$75,161

	Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2017
Class I
Shares	9,054	(15,242)	8,731	1,878,879
Value	$120,027	$(200,960)	$109,834

For the fiscal year ended:
August 31, 2016
Class I
Shares	12,929	(27,048)	8,447	1,876,336
Value	$163,931	$(337,662)	$106,311

	Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2017
Class I
Shares	118,040	(44,530)	21,370	966,751
Value	$1,465,448	$(565,009)	$276,102

For the fiscal year ended:
August 31, 2016
Class I
Shares	183,156	(491,524)	317,166	871,870
Value	$2,027,114	$(5,607,796)	$3,430,579

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

	Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2017
Class I
Shares	81,510	(9,397)	415	1,447,700
Value	$1,195,109	$(137,945)	$6,184

For the fiscal year ended:
August 31, 2016
Class I
Shares	56,173	(28,815)	479	1,375,172
Value	$698,123	$(381,403)	$6,045

	Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2017
Class I
Shares	202,338	(212,712)	—	1,058,914
Value	$1,922,699	$(2,026,502)	$—

For the fiscal year ended:
August 31, 2016
Class I
Shares	121,618	(286,891)	—	1,069,288
Value	$1,035,366	$(2,385,446)	$—
Class C *
Shares	—	(2,260)	—	—
Value	$—	$(18,824)	$—

*	Figures are for the period from September 1, 2015 through July 29, 2016.

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See note 2 for additional disclosures related to options transactions.

11. SUBSEQUENT EVENTS

As of September 1, 2017, H&R will serve as the sub-adviser to the Quality Growth Fund, and as of September 1, 2017, GHA will no longer serve as the sub-adviser to the Quality Growth Fund.

On September 29, 2017, the Fixed Income Fund declared a dividend from net investment income of $57,181, which was payable on September 29, 2017.

On September 15, 2017, the Quality Growth Fund declared a dividend from net investment income of $22,856, which was payable on September 15, 2017.

On September 15, 2017, the Select Value Fund declared a dividend from net investment income of $149,006, which was payable on September 15, 2017.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

On September 15, 2017, the Value Fund declared a dividend from net investment income of $65,868, which was payable on September 15, 2017.

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require disclosure.

12. DEFENSIVE POSITION

The Funds may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Funds invest in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses. As of August 31, 2017, the Informed Investor Fund had 47.00% of the value of its net assets invested in the Federated Government Obligations Fund, Institutional Class shares. Additional information for this money market fund, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov.

13. LEGAL PROCEEDINGS

On December 7, 2010, an amended complaint was filed in the United States Bankruptcy Court for the District of Delaware (Adversary Proceeding No. 10-54010) by The Official Committee of Unsecured Creditors of Tribune Company (“Committee”) on behalf of Tribune Company (“Tribune”), a U.S. news and media organization. Among the thousands of defendants in the Amended Complaint is the Monteagle Funds with respect to holdings by the Monteagle Value Fund (the “Fund”). The Fund, along with numerous other mutual funds, institutional investors and others, owned shares of Tribune in 2007 when it went private in a leveraged buyout transaction (“LBO”). In the LBO, shareholders such as the Fund sold their shares back to Tribune for $34/share. The lawsuit alleges, among other things, that the payment for the shares by Tribune was a fraudulent transfer and seeks to have the cash paid to shareholders returned to the Tribune bankruptcy estate. The Amended Complaint seeks to create a class of Defendants - the former shareholders of Tribune - and seeks return of over $8 billion in proceeds from the LBO.

On April 5, 2012, the Committee’s lawsuit was transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the Southern District of New York for discovery and pretrial motions with numerous other related actions. (In re Tribune Company Fraudulent Conveyance Litigation, 1:12-mc-02296-WHP).

On July 23, 2012, the Delaware Bankruptcy Judge confirmed a plan of reorganization that, among other things, replaced the Committee as Plaintiff with a Litigation Trustee.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

On September 7, 2012, Judge Pauley of the Southern District of New York entered a Master Case Order. Among other things, the Master Case Order creates liaison counsel and an Executive Committee for the defendants in the Litigation Trustee’s lawsuit, including those defendants, like the Fund, that were only shareholders of Tribune. The Executive Committee Members for mutual funds are Michael S. Doluisio, an attorney with Dechert LLP in Philadelphia, and Steven R. Schoenfeld, an attorney with Dorsey & Whitney LLP in New York. The Executive Committee is directed to take reasonable steps to streamline case management and to eliminate duplication of efforts and redundant filings. However, the Master Case Order does not certify a class of

Defendants, and does not prevent any individual Defendant from retaining its own counsel or being heard by the Court. Discovery in the Litigation Trustee’s lawsuit is stayed pending resolution of certain motions to dismiss in the related litigation.

On September 23, 2013, the Court rejected the defendants’ arguments under section 546(e) of the Bankruptcy Code (the so-called public-securities-market exemption), but still dismissed the so-called Individual Creditors Actions (the individual creditor, constructive fraudulent-conveyance actions) on the ground that the Individual Creditors lack standing to seek avoidance of the same transactions that the Litigation Trustee is simultaneously suing to avoid.

On May 23, 2014, the Executive Committee, on behalf of all Exhibit A shareholder defendants, including the Fund, filed a motion to dismiss Count One of the Litigation Trustee’s Fifth Amended Complaint on grounds, among other things, that complaint fails to allege facts from which a strong inference can be drawn that the Tribune Board acted with the actual intent to hinder, delay or defraud creditors when it approved the LBO. The Litigation Trustee has responded and the motion is fully briefed and pending before Judge Pauley. The Litigation Trustee has requested that the Judge rule on these motions and allow the Litigation Trustee to proceed with discovery.

The Individual Creditors appealed the dismissal for lack of standing to the Second Circuit, and the Executive Committee cross-appealed the failure to dismiss under 546(e).

On March 29, 2016, the Second Circuit Court of Appeals issued its opinion. The Court ruled that the noteholder creditors had standing to sue, but that, on the merits, their claims were preempted by the safe harbor in Section 546(e) of the Bankruptcy Code. Assuming this result is not reversed by the United States Supreme Court, then this would leave only the Litigation Trustee’s claims for intentional fraudulent conveyance.

On September 9, 2016, the Individual Creditors filed their petition for certiorari to the Supreme Court. The Supreme Court has not yet acted on the request to review the Second Circuit’s decision.

On January 9, 2017 the District Judge issued an Opinion granting the shareholder defendants’ motion to dismiss the Trustee’s intentional fraudulent conveyance claims.  This will likely be appealed to the Second Circuit.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2017

We are waiting for the Supreme Court to decide whether to take the appeal of the Second Circuit’s prior decision dismissing the constructive fraudulent conveyance claims.

It is not expected that the cases discussed above will have a material adverse impact on the Fund’s financial position, results of operation, or cash flows; however, these litigation matters are subject to inherent uncertainties and the views of these matters with respect to any impact to the Fund may change in the future.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds, comprising Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and The Texas Fund (the “Funds”), as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monteagle Funds as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2017

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2017 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2017 and held until the end of the period August 31, 2017.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Monteagle Fixed Income Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,013.47	$5.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.96	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Informed Investor Growth Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,068.31	$7.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.97

* Expenses are equal to the Fund's annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Quality Growth Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,093.64	$6.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.65	$6.61

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Select Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$981.35	$6.79
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.35	$6.92

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$949.18	$6.49
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.55	$6.72

* Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Texas Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$962.05	$8.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.99	$8.29

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2017 (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected. The address of each trustee and officer is 2506 Winford Ave., Nashville, TN, 37211.

DISINTERESTED TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson 1948	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	6	None
David J. Gruber 1963	Trustee	Since 10-21-15	Director of Risk Advisory Services, Holbrook & Manter (accounting firm), 2016 to present; President, DJG Financial Consulting, 2007 to 2016	6	Trustee, Asset Management Fund, 2015 to present (3 portfolios); Trustee, Cross Shore Discovery Fund, 2014 to present; Trustee, Fifth Third Funds 2003 to 2012 (20 portfolios)
Jeffrey W. Wallace 1964	Trustee	Since 10-21-15	Senior Director of Investment Operations, Baylor University, 2009 to present	6	None

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

EXECUTIVE OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD 1967	President, CCO

Monteagle Funds, President/CCO from 11/02 to present; Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Blue Horse Financial Advisors, Secretary from 07/15 to 01/17; PJO Holdings, LLC from 07/15 to present.

Brandon M. Pokersnik 1978	Secretary, AML Officer	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2017 (UNAUDITED)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid a $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2017:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$6,700	$0	$0	$6,700
Charles M. Kinard	$6,700	$0	$0	$6,700
David J. Gruber	$6,700	$0	$0	$6,700
Jeffrey W. Wallace	$6,700	$0	$0	$6,700

MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2017 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Approval of the Advisor Agreement between Nashville Capital Corporation and each Monteagle Fund and the Approval of  each Fund’s Subadvisor Agreement

On January 26, 2017, the Board of Trustees (the “Board” or the “Trustees”) of the Monteagle Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), were advised that the Funds Advisor, Nashville Capital Corp. (the “Adviser” or “NCC”), was in the process of undergoing a “change in control” in its ownership and as a result of this change in control the Management Services Agreement between the Funds and the Advisor would result in an assignment of that agreement and therefore terminate its terms.  After deliberation as set forth below, the Trustees approved a new management agreement between the Trust, NCC and new subadvisory agreements between each of the Monteagle Funds (the “Fund”) and their respective subadvisors (the “Subadviser(s)”) each being the firm proposed to be engaged by its respective Monteagle Fund to provide day-to-day portfolio management services for the Fund.  The Board approved the new management agreement and each subadvisory agreement subject only to the approval of the majority of the outstanding shares of each Fund as set forth under the applicable rules and regulations of the Investment Company Act of 1940.  The Board was further advised that, subject to shareholder approval the new Management Agreement by all the separate series of the Monteagle Funds and the approval of the new Subadvisery Agreement by the majority of the outstanding shares of each separate series relative to its particular subadvisery agreement, all the agreements and the Advisor’s change in control would take effect.

In connection with the transaction and contemporaneous with the Board’s annual review of each agreement, with the assistance and advice of independent counsel, the Trustees

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

had requested and received extensive information prior to the meeting that they deemed relevant or necessary to consider in the engagement process. In addition, they received a memorandum from independent counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering the engagement. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision regarding the engagement. Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In determining whether to approve the new Management Agreement and in considering the change of control, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Management Agreement as well as the services to be provided under the New Management Agreement. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Management Agreement, which culminated at the January Meeting. In approving the New Management Agreement, the Board considered its conclusions with respect to its approvals of the Current Management Agreement, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Fund.

In connection with the January meeting, the Independent Trustees, requested and evaluated information they deemed reasonably necessary to their review process.  The Board received the following information provided by Nashville Capital Corporation: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser; (ii)  performance assessments of the investment performance of the Funds by personnel of the Adviser; (iii) performance commentary on the reasons for the performance;  (iv)  presentations by the Funds’ portfolio managers addressing the Adviser’s investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the service providers are responding to them; (viii) financial information about the Adviser;  (ix) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (x) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the Adviser; (xi) comparative expense and performance information for other mutual funds that are similar to the Funds; (xii) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

In deciding whether to approve the New Management Agreement, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services Provided by the Adviser.  The Board considered various aspects of the nature, extent and quality of the services provided by

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

the Adviser to the Funds. They noted that the responsibilities of the Adviser under its Current Management Agreement had not changed since the last renewal and were not proposed to change under the New Management Agreement. The Board also considered the following: (i) the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; (ii) the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders, noting that they are not proposed to change; (iii) the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser did not report any material compliance matter over the last year; where applicable; (iv) the oversight of the Funds’ portfolios by the Adviser and the oversight of the Sub-advisers by the Adviser; (v) the Advisers’ succession plans and business continuity plans; and (vi) the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the Board Materials provided by the Adviser such as its Form ADV, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Adviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Funds’ the Adviser.  In considering the investment performance of the Funds’ Adviser, it was noted that the Adviser has delegated day-to-day portfolio management to the Subadviser for each respective Fund and that the Adviser’s role in regard to investment performance was largely one of oversight. The Trustees also noted the information about the Adviser personnel fulfilling that role, as well as the information about each Sub-adviser’s portfolio managers managing each of the Funds’ portfolios day-to-day.

After considering and discussing the performance of the Funds further, the Adviser’s experience and performance in their roles with respect to the Funds, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds’ Adviser was satisfactory.

The Costs of the Services Provided and Profits Realized by the Adviser from their Relationships with the Funds.  In assessing the reasonableness of the Funds’ fees under the Management Agreement, the Board considered, among other information, each Fund’s management fee and the Fund’s total expense ratio as a percentage of daily net assets and the subadvisory fees and total expense ratios of peer groups of funds based on information provided by NCC and each Subadviser.   The Board noted that the management fee paid to the Adviser is a unitary fee wherein the Adviser is contractually obligated to pay all of the operating expenses of each MF Fund except costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees, 50% of the compensation of the Trust’s Chief Compliance Officer (the “CCO”)

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

attributable to the Fund, and extraordinary expenses.  In this regard, the Board further noted that most investment companies pay their own operating expenses directly. The Board also reviewed (i) each MF Fund’s advisory fee rates, which included its management fee, at asset level breakpoints (see each MF Fund’s breakpoint schedule set forth in the above subsection entitled “Compensation”) as contractually set forth under the Management Agreement and the total expense ratios of each MF Fund and (ii) reviewed information provided by the Adviser and Subadviser regarding subadvisory fee rates paid by a peer group for each Fund.

The Board did not identify any one single piece of information from that which it reviewed as set forth above that was most relevant to its consideration of the reasonableness of the management fee paid by the shareholders under each MF Fund.  Moreover, one Board member may have weighed a particular piece of information or factor differently than another Board member.  The Board further noted that its deliberations and conclusions were also based, in part, on its deliberations and conclusions regarding these arrangements throughout the year and in prior years.

The Board concluded from the comparable information provided by NCC of each MF Fund’s category that while each MF Fund’s total expenses were generally higher, it determined that with respect to some of the MF Funds, the higher total expenses were a result of the MF Fund’s smaller size and limited economies of scale making it challenging to lower its fees.  The Board also noted that the subadvisory fee paid by NCC on behalf of each MF Fund to the subadviser was higher in some MF Funds and lower in others.  Accordingly, the Board determined that the overall expenses paid by each MF Fund were reasonable.  In furtherance of the Board’s conclusion that such fees were reasonable, the Board noted NCC’s commitment to the current management fee structure, NCC’s experience and expertise in the industry, its longstanding level of commitment to the MF Funds, the level of services it commits to each Fund and the unitary management fee arrangement NCC offers the Trust for the benefit of each MF Fund.  Accordingly, the Board determined that the compensation payable to NCC is fair and reasonable.

In further consideration of the Adviser’s fees paid by each Fund, the Board concluded that the Adviser has satisfactorily discharged its contractual obligation by remitting the subadvisory fees directly to each subadvisor on behalf of each Fund, and ensuring that the nature, extent and quality of the services provided to each Fund by each Subadviser are appropriate, satisfactory, and consistent with the terms of each Fund’s investment subadvisory agreement.  The Board further concluded that, based on each Subadviser’s experience and expertise as well as the services provided to each Fund, the compensation payable to each Subadviser by NCC is fair and reasonable.

In considering the financial condition and profitability information provided by the Adviser in the Board Materials and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds, the Board considered the profits realized by the Adviser, taking into consideration other benefits to it, including, but not limited to the management of multiple MF Funds.  The Board was provided an analysis of the Adviser’s profitability which included information on the Adviser’s: average management fees; estimated revenues; estimated subadvisory fees; estimated direct

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

expenses; and estimated indirect expenses, for each MF Fund.   While the Board noted the Adviser was not profitable in each MF Fund, the Board noted that the Adviser’s overall engagement with the MF Funds was reasonably profitable.

In summary of the foregoing, the Board concluded that (i) the fees of the Adviser are fair and reasonable with respect to the services to be provided; (ii) the allocation of the total management fee between the Adviser and each Subadviser was reasonable in light of the services provided by each; (iii) the profits realized by the Adviser from its relationship with each MF Fund  and the overall management engagement with the MF Funds were fair and reasonable; and (iv) the overall expense ratios of each MF Fund were acceptable.

Other Benefits Derived by the Adviser from their Relationships with the Funds and Conflicts of Interest.   The Board also considered other benefits that the Adviser derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest.  After reviewing and considering these items and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale.  The Board next considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board considered the breakpoints in effect on the advisory fee schedule for each of the Fund’s at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

In deciding whether to approve each New Subadviser Agreement, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services Provided by the Subadviser.  The Board considered various aspects of the nature, extent and quality of the services provided by each Subadviser to the Subadvised Funds. They noted that the responsibilities of the Subadviser under its Current Subadvisory Agreement had not changed since the last renewal and were not proposed to change under the New Subadvisory Agreement. The Board also considered the following: (i) the quality of the subadvisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; (ii) the background, experience and professional ability and skill of the portfolio management personnel assigned to the Subadvised Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Subadvised Funds and their shareholders, noting that they are not proposed to change; (iii) the processes used for formulating investment recommendations and assuring compliance with each Subadvised Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Subadviser did not report any material compliance matter over the last year; where applicable; (iv) the oversight of the Subadvised Funds’ portfolios by the Subadviser; (v) the Subadvisers’ succession plans and business continuity plans; and (vi) the coordination of services for the Subadvised Funds among the service providers, Trust management and the Trustees.

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

After reviewing and considering the foregoing information and further information in the Board Materials provided by the Subadvisers such as their Form ADV, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by each Subadviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Funds’ and the Subadviser.  In considering the investment performance of the Funds’ Subadvisers, the Board discussed each Fund’s performance in light of their stated objectives/restrictions, succession planning, the Trustees compared the short- and long-term performance of each Fund with the performance of its benchmark, groups of funds with similar objectives managed by other investment advisers, and aggregated data by category.

In particular, as to the Monteagle Value Fund, as reported by the Fund’s Subadvisor, the Board noted that the Fund has outperformed the S&P 500 over the twelve-month period ended December 31, 2016, returning 26.47% versus 11.96% for the S&P 500. The Board further noted that the Fund has performed better than other accounts for Robinson Investment Group (the Fund’s Subadvisor) as a basket of managed accounts with similar objectives returned 16.45%. The Fund's investment in industrials, materials, and technology sectors has been the contributing factor in the Fund's improved performance throughout 2016. The Subadvisor reported that the Fund’s annualized one, three, five and ten-year performance figures are; 26.47%, 5.92%,  11.89%, and  5.71%, respectively, while the S&P 500’s one, three, five and ten-year performance figures are: 11.96%, 8.87%, 14.66%, and 6.94%.  Accordingly, the Board concluded that the Fund’s performance was satisfactory.

As to the Monteagle Select Value Fund, as reported by the Fund’s Subadvisor, the Board noted that the Fund’s performance of the Subadvisor’s account having the same strategy of that which is employed by the Fund was 14.02% for the rolling one-year period ended September 30, 2016 compared to the Monteagle Select Value Fund’s performance of 13.29% for the same period. The Board noted that the Subadvisor suggested that the variances are attributable to the account characteristics and unique needs of each client and that performances may also have been different due to various expenses in the portfolios.  The Board also noted that, as of December 31, 2016, the Fund reported comparative annual performance figures of 21.29% while the S&P 500 reported 11.96% while the Morningstar’s Large Value Fund’s category reported 14.81%.  Accordingly, the Board concluded that the Fund’s performance was satisfactory.

As to the Monteagle Fixed Income Fund, as reported by the Fund’s Subadvisor, the Board noted it had  no other accounts which are comparable to the investment objectives and policies of the Fund.  Among other information provided by the Subadvisor, the Board reviewed the following table which compares the Fund to other Mutual Funds in the same category.

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

	MFHRX (All time periods are through 11/30/2016)			Morningstar Intermediate Bond Category	Morningstar Short-Term Bond Category
	Gross	Net of Sub- adviser Fee	NAV Performance
1-yr.	2.88%	2.40%	0.95%	3.27%	2.15%
3-yr.	2.67%	2.52%	2.00%	2.75%	1.14%
5-yr.	2.03%	2.64%	2.14%	2.70%	1.58%
10-yr.	4.65%	4.21%	2.97%	4.22%	2.62%

Accordingly, while the Board noted that in certain instances the Fund under-performed the comparable category average in other instances the fund out-performed the category.  The Board concluded that the Fund’s overall performance was satisfactory.

As to the Texas Fund, as reported by the Fund’s Subadvisor, the Board noted that the Fund out-performed other strategies managed by the Subadvisor. The Board noted that the Texas Fund’s annual return for the year ended December 31, 2016 was 16.23%.  The Board noted that during this period, the Subadvisor did not manage an investment strategy that was like the Fund in other of its client accounts.  The Board further noted that the Subadviser reported that there are currently no other mutual funds that focus on investments in companies in the State of Texas.  The Subadvisor noted that, because of this lack of comparable funds, it is very difficult to find funds with similar sector exposure to the State of Texas. The most similar funds are "All Cap Funds", "Equal Weighted" fund.  The Fund reported its one-year performance figure as 16.23% compared to iShares MSCI Canada at 23.82%, Putnam Equity Spectrum Y at 4.27%, Keeley All Cap Value Inst. at 15.44% and the iShares MSCI Australia at 11.10%.  The Subadvisor reported that the indices it believes to be comparable to the Fund are the Russell 2000 Index which reported a one-year ending 12/31/2016, performance figure of 21.60% while the S&P MidCap 400 Index reported 20.46% for the same period.  The Fund reported category comparative 12/31/2016 figures in  the Mid-Cap Blend category as 14.14% and the Small Blend category as 20.78%.  The Board upon review of the performance figures reported by the Subadvisor concluded that the Fund’s performance satisfactory.

 As to the Monteagle Informed Investor Fund, the Subadvisor reported to the Board that the one-year ended 12/31/2016 investment performance for the MIIFX Fund was slightly better compared to the performance of the Subadvisor’s clients for that same period.  The Subadvisor reported that Fund ended this year with a performance of 5.7%, noting that on average, using the same period, the composite accounts ended with a performance of 1.3%.  The Subadvisor further reported that the one-year performance figure for the Fund was 5.7%, as compared to the S&P 500 Stock Index which was 11.9% and the Russell 100 Growth Stock Index which was 7.0%.   The Board concluded that the Fund performance was acceptable.

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

As to the Monteagle Quality Growth Fund, the Subadvisor reported to the Board that Fund’s performance for one-year ending September 30, 2016 was 12.29% compared to the Quality Growth Equity composite which was 11.92% for the same period.  The Subadvisor further reported that the Fund’s one-year performance figure as of September 30, 2016, was 11.17% compared to the Russell 1000 Growth Stock Index reported 13.76% and the Large Growth Equity Category reported 10.46% for the same period.   The Board concluded that the fund’s performance was satisfactory.

After considering and discussing the performance of each Funds, each Sub-adviser’s experience and performance in their roles with respect to the Funds, the historical and comparative performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser and the Sub-advisers was satisfactory.

The Costs of the Services Provided and Profits Realized by the Subadviser from their Relationships with the Funds.  In considering these factors, the Board noted the overall expenses of each Fund, including the nature and frequency of subadvisory fee payments.  In addition, the Board noted the asset levels of each Fund and the expenses of each Fund as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group.

The Trustees considered the financial condition and profitability information provided by each Subadviser in the Board Materials and the level of commitment to the Funds by the principals of the Subadviser to their roles for the Funds.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by each Subadvisers from their relationships with the Funds were satisfactory.

Other Benefits Derived by the Subadviser from their Relationships with the Funds and Conflicts of Interest.   The Board also considered other benefits that each Subadviser derives from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest.  After reviewing and considering these items and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by each Subadviser from its relationships with the Funds were satisfactory.

Economies of Scale.  The Board next considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board considered the breakpoints in effect on the advisory fee schedule for each of the Fund’s at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Based on the foregoing considerations, the Trustees, including the Independent Trustees, approved the new Management Services Agreement with the Advisor, and each new Subadvisery Agreement with each Subadvisor, subject to the approval of the Management Services Agreement by all the separate series of the Monteagle Funds and the approval of each new Subadvisery Agreement, by the majority of the outstanding shares of each separate series relative to its particular subadvisery agreement.

Approval of the Monteagle Quality Growth Fund’s Subadvisor Agreement

On July 21, 2017, the Board of Trustees (the “Board” or the “Trustees”) of the Monteagle Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), approved a new sub-advisory agreement between the Trust, Nashville Capital Corp. (the “Adviser” or “NCC”) and Howe & Rusling, Inc. (“Howe & Rusling” or the “New Subadviser”) with respect to the Monteagle Quality Growth Fund (the “Fund”), the firm proposed to be engaged to provide day-to-day portfolio management services for the Fund subject only to the approval of the majority of the outstanding shares of the Fund as set forth under the applicable rules and regulations of the  Investment Company Act of 1940.  The Board was advised that, subject to shareholder approval the new Investment Advisory Agreement would take effect upon the later of September 1, 2017 or the date on which a majority of the outstanding shares of the Fund approved the new agreement.

With the assistance and advice of independent counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the engagement process. In addition, they received a memorandum from independent counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering the engagement. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision regarding the engagement. Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to evaluating the engagement, the Trustees confirmed that they had evaluated, in advance of the meeting, information they deemed reasonably necessary to their review process including: (i) reports regarding the services and support to be provided to the Fund and its shareholders by the New Subadviser; (ii) the historical performance of the Fund and the projections of the investment performance of the Fund by personnel of the New Subadviser; (iii) performance commentary on the reasons for the projected performance; (iv) presentations by the Fund’s portfolio manager addressing the Subadvisor’s investment philosophy, investment strategy and operations;

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

(v) financial information about the Subadviser; (vi) a description of the personnel at the New Subadviser to be involved with the Fund, their background, professional skills and accomplishments; (vii) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the New Subadviser; (viii) comparative expense and performance information for other mutual funds that are similar to the Fund; (ix) where available, information about performance and fees relative to other accounts managed by the New Subadviser that might be considered comparable to the Fund in terms of investment style; and (x) any soft-dollar or other “fall-out” or similar benefits to be realized by the Subadviser from its relationship with other Monteagle Funds. The Board also reviewed information outlining its legal duties under the Investment Company Act with respect to the consideration and approval of the Howe & Rusling Subadvisory Agreement. NCC further reported to the Board on its due diligence of Howe & Rusling, including telephonic meetings with relevant personnel. The Board also considered information regarding Howe & Rusling’s compliance record.

In determining whether to approve the Howe & Rusling Subadvisory Agreement, the Board also considered factors, including the fact that the Board is very familiar with the New Subadviser and its personnel as it is the subadviser of the Monteagle Fixed Income Fund and other matters it deemed important to the approval process, such as direct and indirect benefits to Howe & Rusling from their relationship with the Trust and advice from independent legal counsel with respect to the approval process and materials submitted for the Board’s review. The Board noted the willingness of Howe & Rusling personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Trustee may have attributed different weights to the various items considered.  In furtherance of its determination, the Board considered the following:

The Nature, Extent, and Quality of the Services to be Provided by the Subadviser.

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services to be provided by Howe & Rusling, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by Howe & Rusling in managing the Fund, as well as a description of the capabilities, personnel and services of Howe & Rusling.  In connection with this review, the Board considered Howe & Rusling’s research resources available to its personnel. The Board considered the scope of the services to be provided by Howe & Rusling to the Fund under the Howe & Rusling Subadvisory Agreement relative to services currently provided to the Fund by Garcia, Hamilton & Associates, noting that the nature and extent of services under the existing and new agreements were generally similar in that Garcia, Hamilton & Associates and Howe & Rusling are required to provide day-to-day portfolio management services and comply with all the Fund’s policies and applicable rules and regulations. The Board noted that the standard of care applicable under the New Subadvisory Agreement was identical to that found in the Garcia, Hamilton & Associates Subadvisory Agreement and comparable to that found generally in investment company advisory agreements including those with other Monteagle Funds. The Board concluded that the scope of Howe & Rusling’s services to

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

be provided to the Fund was consistent with NCC and the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Trustees, considered, among other factors, with respect to Howe & Rusling: the number, education and experience of investment personnel generally and the Fund’s anticipated portfolio management team; portfolio trading capabilities; use of technology; commitment to compliance; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered the time and attention to be devoted by senior management of Howe & Rusling to the Fund. The Board also considered the business reputation of Howe & Rusling and its financial resources and concluded that Howe & Rusling would be able to meet any reasonably foreseeable obligation under the Howe & Rusling Subadvisory Agreement.  The Board also considered the Monteagle Funds existing longstanding relationship with Howe & Rusling as the subadviser of the Monteagle Fixed Income Fund.

The Investment Performance of the Subadviser

The Board, including the Independent Trustees, reviewed and considered information about the investment performance for other funds and accounts managed by Howe & Rusling using the same investment processes and strategies that Howe & Rusling expects to use in managing the Fund.

The Board, NCC and Howe & Rusling discussed Howe & Rusling’s proposed strategy for seeking to improve the Fund’s performance and Howe & Rusling’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance while ensuring that all tax consequences were taken into consideration before disrupting the composition of the portfolio.

Consideration of the Subadvisory Fees and the Cost of the Services to be Provided and Profits to be Realized by the Subadviser from their Relationship with the Fund.

The Board reviewed and considered the contractual subadvisory fee rate that would be payable by NCC to Howe & Rusling for investment advisory services to the Fund. The Board considered information about the services rendered by, and subadvisory fee rates payable to, Garcia, Hamilton & Associates with respect to the Fund, noting that they were identical to the new sub-advisory agreement and compared this to the services to be rendered by, and fee rates to be paid to, Howe & Rusling with respect to the Fund.

Following consideration of this information, the Board, including the Independent Trustees, concluded that the fees to be paid pursuant to the Howe & Rusling Subadvisory Agreement were fair and reasonable in light of the services provided.

Economies of Scale

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized due to the on-going subadviser relationship Howe & Rusling has with the Monteagle Fixed Income Fund in connection with Howe & Rusling’s overall profitability as the subadviser to two (2) Monteagle Funds.   The Board concluded that this additional relationship was beneficial to both the Fund and the Subadvisor.

Other Factors Deemed Relevant by the Trustees

The Board, including the Independent Trustees, also considered other potential ancillary or “fall-out” benefits that Howe & Rusling or its affiliates may derive from their respective relationships with the Fund and other Monteagle Funds, both tangible and intangible, such as Howe & Rusling’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, and an increase in Howe & Rusling’s profile in the investment advisory community. The Board also considered Howe & Rusling’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board, including the Independent Trustees, concluded that these potential ancillary benefits that Howe & Rusling could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other subadvisors.

Conclusion

The Board, including all the Independent Trustees, accordingly approved the proposed Howe & Rusling Subadvisory Agreement between the Trust, NCC and Howe & Rusling, with respect to the Fund, for a two-year term beginning on the effective date of the Howe & Rusling Subadvisory Agreement.  Based upon its evaluation of all the aforementioned factors in their totality, the Board, including the Independent Trustees, in the exercise of its reasonable business judgment, was satisfied that the terms of the Howe & Rusling Subadvisory Agreement determining that the compensation payable under the agreements was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.  In arriving at its decision to approve the Howe & Rusling Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. Based on the foregoing considerations, the Trustees, including the Independent Trustees, approved the new Subadvisory Agreement, subject to the approval of the Fund’s shareholders.

SPECIAL MEETINGS OF SHAREHOLDERS

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

At a Special Meeting of Shareholders of each separate series of the Monteagle Funds (the “Trust”) held on  March 29, 2017 and adjourned to May 2, 2017, shareholders of each series voted on the following proposals:

As to Proposal I - To approve a new management agreement between the Trust, on behalf of each of its Funds and Nashville Capital Corporation, the Adviser.

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Fixed Income Fund	4,919,495.743	4,731,299.281	96.17%	96.17%
Monteagle Informed Investor Growth Fund	1,063,771.521	922,440.956	86.71%	86.71%
Monteagle Quality Growth Fund	1,879,577.462	1,758,825.560	93.58%	93.58%
Monteagle Select Value Fund	949,160.337	853,626.087	89.93%	89.93%
Monteagle Value Fund	1,447,729.342	1,442,257.074	99.62%	99.62%
The Texas Fund	1,083,883.384	570,556.213	52.64%	52.64%

As to Proposal II - To approve a new investment subadvisory agreement between each of its Funds and its subadviser as listed below:

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Fixed Income Fund	4,919,495.743	4,731,299.281	96.17%	96.17%

(b)

Monteagle Informed Investor Growth Fund – Approval of a new investment subadvisory agreement with T.H.Fitzgerald & Company, LLC

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Informed Investor Growth Fund	1,063,771.521	922,440.956	86.71%	86.71%

(c)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Garcia Hamilton& Associates, L.P.

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2017 (UNAUDITED)

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Quality Growth Fund	1,879,577.462	1,758,825.560	93.58%	93.58%

(d)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Select Value Fund	949,160.337	853,626.087	89.93%	89.93%

(e)

Monteagle Value Fund – Approval of a new investment subadvisory agreement with Robinson Investment Group, Inc.

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Value Fund	1,447,729.342	1,442,257.074	99.62%	99.62%

(f)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies.

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
The Texas Fund	1,083,883.384	570,556.213	52.64%	52.64%

At a Special Meeting of Shareholders of the Monteagle Quality Growth Fund (the “Fund”) held on August 25 2017, shareholders voted on the following proposal:

As to Proposal I – To approve a new investment subadvisory agreement with Howe & Rusling, Inc.

Fund	Outstanding Shares as of Record Date	Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Monteagle Quality Growth Fund	1,879,577.462	1,758,825.560	93.58%	93.58%

This Page Was Left Blank Intentionally

This Page Was Left Blank Intentionally

THE MONTEAGLE FUNDS

Investment Adviser

Nashville Capital Corporation

2506 Winford Ave.

Nashville, TN 37211

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,800 and $58,800 with respect to the registrant’s fiscal years ended August 31, 2017 and 2016, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,750 and $1,300 with respect to the registrant’s fiscal years ended August 31, 2017 and 2016, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $24,000 and $15,000 with respect to the registrant’s fiscal years ended August 31, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $3,200 and $2,200 for the fiscal years ended August 31, 2017 and 2016, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2017 and 2016, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Monteagle Funds

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President

Date: November 8, 2017

By: /s/ Bob Anastasi

     Bob Anastasi

     Treasurer

Date: November 8, 2017